                                     ANNUAL
                                     REPORT
                                October 31, 1996
                                 WARBURG PINCUS
                           CAPITAL APPRECIATION FUND
                                       -
                                 WARBURG PINCUS
                              EMERGING GROWTH FUND
                                       -
                                 WARBURG PINCUS
                           INTERNATIONAL EQUITY FUND
                                       -
                                 WARBURG PINCUS
                                 JAPAN OTC FUND
                                       -
                                 WARBURG PINCUS
                             EMERGING MARKETS FUND
                                       -
                                 WARBURG PINCUS
                           POST-VENTURE CAPITAL FUND
                                       -
                                 WARBURG PINCUS
                               JAPAN GROWTH FUND
                                       -
                                 WARBURG PINCUS
                            SMALL COMPANY VALUE FUND
                                       -
                                 WARBURG PINCUS
                        GLOBAL POST-VENTURE CAPITAL FUND

                                     [Logo]

       A Prospectus containing more complete information, including charges and expenses and, where applicable, the special considerations and risks associated with international investing, may be obtained by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O.
       Box 9030, Boston, MA 02205-9030. Investors should read the
       Prospectus carefully before investing.

The views of the Funds' management are as of the date of the letters and portfolio holdings described in this annual report are as of October 31, 1996; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this annual report is a recommendation to purchase or sell securities.

WARBURG PINCUS CAPITAL APPRECIATION FUND
ANNUAL INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 11, 1996

   The objective of Warburg Pincus Capital Appreciation Fund (the 'Fund') is long-term capital appreciation. The Fund invests primarily in a diversified selection of medium-size domestic companies deemed to have high growth potential, such as those undergoing significant fundamental changes or generating a large free cash flow.

   For the 12 months ended October 31, 1996, the Fund rose 24.67%, vs. gains of 24.01% in the Standard & Poor's 500 Index, 16.94% in the Lipper Growth Funds Index and 17.29% in the Standard & Poor's MidCap 400 Index.

   The Fund benefited from strong performances from many of its holdings during the 12 months. The Fund saw particularly robust gains in its financial stocks (including both banks & savings & loans and financial-services companies), which collectively displayed market-beating returns despite an unsettled interest-rate environment through much of the period.

   Timely exposure to the technology sector also helped the Fund. We had underweighted the group through much of the period based largely on valuation concerns, and had a very small representation heading into June and July, when the sector corrected. We used the sell-off to add several attractive companies to the portfolio, including Compaq Computer and Dell Computer, and thus participated in the sector's strong recovery in August and September.

   Other positive contributors to the Fund's performance included its holdings in aerospace & defense, energy and chemicals. Monsanto, from the last group, saw a surge in its stock price during the period, reflecting favorable investor reaction to new products from the company's agricultural-products unit. Another noteworthy performer for the Fund was Avery-Dennison, which rallied on strong growth in the company's office-products and adhesives businesses. Avery-Dennison's stock had a total return of nearly 50% for the period.

George U. Wyper                             Susan L. Black
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS CAPITAL APPRECIATION FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS CAPITAL APPRECIATION FUND SINCE INCEPTION AS OF OCTOBER 31, 1996

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Capital Appreciation Fund (the 'Fund') from August 17, 1987 (inception) to October 31, 1996, compared to the S&P 500* for the same time period.


                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                     FOR PERIODS ENDED 10/31/96
             CAPITAL APPRECIATION    S&P 500               (COMMON SHARES)

       Aug-87         10,000          10,000                   1 YEAR
       Oct-87          7,747.75        7,678.05                 24.67%
       Oct-88          9,631.42        8,817.62
       Oct-89         12,105.23       11,134.27                5 YEAR
       Oct-90         10,881.83       10,305.54                 16.22%
       Oct-91         13,753.61       13,747.32
       Oct-92         15,183.29       15,111.58            SINCE INCEPTION
       Oct-93         18,552.74       17,364.49               (8/17/87)
       Oct-94         18,859.39       18,028.54                 12.28%
       Oct-95         23,394.48       22,782.72
       Oct-96         29,169.46       28,251.99


                                                                                FUND
                                                                               ------

1 Year Total Return (9/30/95-9/30/96).......................................    24.00%
5 Year Average Annual Total Return (9/30/91-9/30/96)........................    16.45%
Average Annual Total Return Since Inception (8/17/87-9/30/96)...............    12.30%

   Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

------------
* The S&P 500 is an unmanaged index (with no defined investment objective) of common stocks which includes reinvestment of dividends and is a registered trademark of Standard & Poor's Corporation.

WARBURG PINCUS EMERGING GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 11, 1996

   The objective of Warburg Pincus Emerging Growth Fund (the 'Fund') is maximum capital appreciation. The Fund targets small and medium-size U.S. companies that have successfully completed the start-up phase, show positive earnings momentum and are deemed to have the potential to achieve significant profit and capital gain within a relatively short period of time.

   For the 12 months ended October 31, 1996, the Fund gained 16.14%, vs. gains of 17.14% in the Lipper Small Company Growth Funds Index, 16.61% in the Russell 2000 Index and 24.01% in the Standard & Poor's 500 Index.

   Positive contributors to the Fund's performance during the 12 months included its holdings in business services, an area that we believe offers very attractive investment opportunities and one that we continue to emphasize in the portfolio. Selected companies in this industry have been and stand to remain significant beneficiaries of Corporate America's ongoing restructuring and cost-cutting efforts. A number of the Fund's stocks saw excellent returns during the period, reflecting the market's growing recognition of their prospects. Particularly strong performances came from holdings in American Management Systems and Catalina Marketing Corp.

   One area of significant weakness was its health-care exposure, in particular its biotechnology-related stocks. We consider the Fund's holdings in this area to be strong, well-managed businesses with very good long-term earnings prospects. Unfortunately, their performance during the reporting period suffered along with that of most health-care stocks, as investors downgraded the sector in a broad-brush stroke on concerns over pricing and margin pressures. Near-term weakness aside, we remain committed to the sector as a long-term investment theme, given the very favorable demographics that stand to support demand for health care well into the next century.

   The Fund's technology exposure, on balance, enhanced its performance during the reporting period, despite the sector's sharp pullback in June and July. Helping the Fund, in relative terms, was its underweighting in makers of commodity-type products (e.g., semiconductors) heading into the correction, as these stocks were among the hardest hit by the downdraft. We used the resulting price weakness in technology stocks to add selected names to the portfolio, including several semiconductor-related companies, based on our view that the

WARBURG PINCUS EMERGING GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

industry's fundamentals had  begun to  improve. This  increased exposure  proved
timely,   as   technology   stocks   collectively,   and   semiconductor  issues
specifically, rallied in August and September.

Elizabeth B. Dater                          Stephen J. Lurito
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS EMERGING GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS
          EMERGING GROWTH FUND SINCE INCEPTION AS OF OCTOBER 31, 1996

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Emerging Growth Fund (the 'Fund') from January 21, 1988 (inception) to October 31, 1996, compared to the S&P 500* and Lipper Small Company Growth Funds Index ('Lipper Small Co.')** for the same time period.

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                     FOR PERIODS ENDED 10/31/96
    EMERGING GROWTH   S&P 500     LIPPER SMALL CO.         (COMMON SHARES)

Jan-88   10,000       10,000      10,000                       1 YEAR
Oct-88   11,245.19    11,145.87   11,607.09                     16.14%
Oct-89   13,967.14    14,074.22   14,021.81
Oct-90   11,606.45    13,026.66   10,894.70                    5 YEAR
Oct-91   18,288.67    17,377.23   16,999.87                     17.76%
Oct-92   20,094.26    19,101.72   18,198.29
Oct-93   26,581.41    21,949.49   23,562.49                SINCE INCEPTION
Oct-94   26,624.39    22,788.88   24,056.08                   (1/21/88)
Oct-95   35,653.84    28,798.39   29,728.97                     17.55%
Oct-96   41,412.79    35,711.78   34,825.46


                                                                                FUND
                                                                                -----
1 Year Total Return (9/30/95-9/30/96)........................................   14.11%
5 Year Average Annual Total Return (9/30/91-9/30/96).........................   19.67%
Average Annual Total Return Since Inception (1/21/88-9/30/96)................   17.93%

   Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

------------
* The S&P 500 is an unmanaged index (with no defined investment objective) of common stocks which includes reinvestment of dividends and is a registered trademark of Standard & Poor's Corporation.

** The  Lipper Small Company Growth Funds Index is an equal-weighed index of the
   30 largest small company growth funds that is compiled by Lipper Analytical Services, Inc.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 11, 1996

   The objective of Warburg Pincus International Equity Fund (the 'Fund') is long-term capital appreciation. The Fund aims to tap into the strong growth potential of today's world stock markets by investing primarily in a diversified selection of companies whose principal business activities and interests are outside the U.S.

   For the 12 months ended October 31, 1996, the Fund gained 10.35%, vs. gains of 12.65% in the Lipper International Funds Index and 10.47% in the Morgan Stanley Europe, Australasia and Far East ('EAFE') Index.

   The Fund's largest country weighting throughout the period remained Japan, whose stock market performed well through much of the 12 months but suffered in the latter part of the period, primarily due to fears that the country's economic recovery might be faltering. We believe that Japan's recovery remains very much intact, however, supported by a continued expansionary monetary policy from the Bank of Japan and, over the longer term, by the ongoing restructuring of Japanese industry. Accordingly, we maintained the country's weighting in the portfolio through the period, as well as our emphasis on the machinery & industrial components and retail sectors, where we believe some of the best long-term investment opportunities exist.

   We hedged, as a defensive measure, a significant proportion of the Fund's yen exposure through the period. This had a positive effect on the Fund's performance, as the Japanese currency weakened against the U.S. dollar.

   The Fund benefited from positive performances from a number of its other Asian-Pacific stocks. Particularly strong performers for the Fund included selected holdings in Hong Kong and Taiwan. One market that weighed on the Fund's performance during the 12 months was South Korea, which was negatively impacted by the country's unsettled political climate and by concerns over a deteriorating trade balance. But South Korean stocks remain inexpensive and we believe that the market has good prospects for improvement, thus we have maintained its weighting in the portfolio. We have also maintained the Fund's general emphasis on Asian-Pacific markets, collectively, reflecting our positive outlook on their longer-term (i.e., three- to five-year) prospects. These economies boast both the world's fastest growth rates and the most attractive fundamentals (e.g., high domestic savings rates, strong currencies and generally

WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

pro-business governmental policies), which should, we believe, result in some very attractive investment opportunities.

   European equity markets appreciated strongly during the period, though they were as a group underweighted versus the index and other international funds. The Fund benefited from this broad-based strength, with particularly impressive gains coming from German holdings SGL Carbon and Adidas and from its Nordic stocks collectively. The markets' performance notwithstanding, we continued to find attractively valued companies on a selective basis across Europe during the period. Further, we believe that lower interest rates stand to lead to improved economic growth across the Continent in 1997, resulting in higher corporate earnings and proportionately more investment opportunities.

Richard H. King
Portfolio Manager

WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS INTERNATIONAL EQUITY FUND SINCE INCEPTION AS OF OCTOBER 31, 1996

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus International Equity Fund (the 'Fund') from May 2, 1989 (inception) to October 31, 1996, compared to the Morgan Stanley Europe, Australasia and Far East Index ('EAFE')* for the same time period.

                  INTERNATIONAL        MS-EAFE     AVERAGE ANNUAL TOTAL RETURNS
                                                    FOR PERIODS ENDED 10/31/96
            MAY-89    10,000          10,000              (COMMON SHARES)
            OCT-90    12,021.55        8,744.36
            OCT-91    14,356.19        9,352.69               1 YEAR
            OCT-92    13,144.93        8,116.84               10.35%
            OCT-93    18,492.38       11,157.63
            OCT-94    22,417.35       12,284.83               5 YEAR
            OCT-95    21,846.42       12,239.94               10.92%
            OCT-96    24,108.93       13,522.01
                                                          SINCE INCEPTION
                                                             (5/02/89)
                                                              12.44%

                                                                                 FUND
                                                                                ------

1 Year Total Return (9/30/95-9/30/96)........................................    9.25%
5 Year Average Annual Total Return (9/30/91-9/30/96).........................   11.39%
Average Annual Total Return Since Inception (5/02/89-9/30/96)................   12.76%

   Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

------------
*  EAFE  is  an  unmanaged  index  of  international  equities  with  no defined
   investment  objective   that   is   compiled  by   Morgan   Stanley   Capital
   International.

WARBURG PINCUS JAPAN OTC FUND
ANNUAL INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 11, 1996

   The objective of Warburg Pincus Japan OTC Fund (the 'Fund') is long-term capital appreciation. The Fund invests primarily in securities traded on the Japanese over-the-counter (OTC) market. At all times, except during temporary defensive periods, the Fund maintains at least 65% of its assets in these OTC securities.

   For  the 12  months ended October  31, 1996, the  Fund had a  total return of
 - 2.79%, vs.  total returns  of 0.24% and   - 9.88%  for the  yen- and  dollar-
denominated JASDAQ indexes, respectively.

   Deteriorating investor sentiment in the latter months of the reporting period took a significant toll on the Japanese OTC market, which had shown strong gains through the first half of the period. Concerns over the economy's health led many investors to sell shares, as some evidence suggested that the recovery might be faltering. At the same time, other investors feared that signs of strength in the economy might lead to a tightening of monetary policy by the Bank of Japan. This further undermined sentiment.

   Our view on the Japanese OTC market remains positive, despite its disappointing performance over the last several months. Reasons for optimism are several. First, we believe that the Bank of Japan will maintain a benign monetary policy until definitive signs of economic recovery are apparent. This should enhance the relative attractiveness of equities and also aid the economy's expansion, particularly the recapitalization of the still-troubled banking system. And it should be noted that OTC stocks have historically outperformed larger-cap Japanese stocks in rising-interest-rate environments, which augurs well for their performance when interest rates do, ultimately, rise.

   A second reason for optimism is that earnings for OTC companies continue to recover. Compared to the larger companies trading on the Tokyo Stock Exchange, whose sales are fluctuating, smaller Japanese companies collectively are experiencing strong growth in both sales and earnings, which suggests an improvement in share-price performance as investors pay increasing attention to these companies' prospects.

   Yet another reason for optimism is the large pool of potential investment represented by Japan's pension funds. Much of this money (estimated at several

WARBURG PINCUS JAPAN OTC FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

trillion yen) is slated to be channeled into equities, and some of it should find its way to OTC stocks, which are gaining popularity among institutional investors. This potential inflow of assets into the relatively less-liquid OTC market stands to have a significant impact on stock prices.

   Set within this context, we will continue our research efforts in an effort to identify those companies with the best prospects. We continue to find good investment opportunities across a broad range of sectors, but particularly so among consumer-related companies, which are major beneficiaries of the ongoing recovery in consumption and represent a major portion of the Fund's assets. In general, our holdings in these companies had a positive impact on the Fund's performance during the period, and we believe that they continue to have good potential.

   Another factor that contributed positively to the Fund's returns during the reporting period was its currency hedging. The Fund's general policy is to hedge virtually all of its yen exposure back into U.S. dollars. This proved beneficial during the period, as the yen weakened against the dollar (reflected in the performance disparity between the yen- and dollar-denominated JASDAQ indexes).

Shuhei Abe                                  Nicholas P.W. Horsley
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS JAPAN OTC FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS
             JAPAN OTC FUND SINCE INCEPTION AS OF OCTOBER 31, 1996

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Japan OTC Fund (the 'Fund') from September 30, 1994 (inception) to October 31, 1996, compared to the JASDAQ* for the same time period.

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                     FOR PERIODS ENDED 10/31/96
        JAPAN OTC   JASDAQ - YEN    JASDAQ - US$           (COMMON SHARES)

Sep-94   10,000        10,000         10,000                   1 YEAR
Oct-94    9,850.00      9,698.90       9,901.00                 -2.79%
Oct-95    9,090.00      8,192.29       7,930.04
Oct-96    8,836.61      8,211.72       7,146.10             SINCE INCEPTION
                                                               (9/30/94)
                                                                -5.74%


                                                                                   FUND
                                                                                ----------
1 Year Total Return (9/30/95-9/30/96)........................................        2.72%
Average Annual Total Return Since Inception (9/30/94-9/30/96)................      - 3.41%

   Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

   From time to time, the Fund's investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

------------
 * The JASDAQ Over-The-Counter Composite Index is an unmanaged index comprised of stocks traded over-the-counter in Japan.

 ** Stated in Yen

*** Stated in U.S. dollars

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 11, 1996

   The objective of Warburg Pincus Emerging Markets Fund (the 'Fund') is growth of capital. The Fund is a non-diversified investment company that invests primarily in equity securities of companies in emerging securities markets around the world.

   For the 12 months ended October 31, 1996, the Fund gained 9.46%, vs. a gains of 9.56% in the Lipper Emerging Markets Funds Index and 6.49% in the Morgan Stanley Emerging Markets Free Index.

   The Fund's holdings in Asian-Pacific emerging markets, which comprised the largest portion of its assets through the period, generally proved positive contributors to its performance. The Fund saw particularly strong gains from its holdings in China, Hong Kong and Taiwan. (Two markets that weighed on the Fund's performance were South Korea and Thailand, which suffered from political and economic concerns. But we consider both to be attractively valued, hence we maintained the respective countries' representation in the Fund.) The Fund's general emphasis on Asian-Pacific markets is based on our belief that their long-term growth prospects are superior, as a rule, to those of other emerging markets (e.g., Latin America or Eastern Europe), due in large measure to Asian-Pacific economies' vastly higher savings and investment rates. Asian-
Pacific countries also typically have better government policies, from a business and investment perspective, and more stable currencies than other developing countries, which further enhances their appeal.

   The Fund remained underweighted in Latin America through the period, reflecting our general view that better long-term investment opportunities exist elsewhere. Though this worked to the Fund's disadvantage during the period, as Latin American markets collectively performed strongly, we believe that the strategy will prove its merits over the longer term. That said, we continued to identify selective values in Latin America during the 12 months, and the Fund's performance benefited from strong gains in Mexican stock Gruma, a tortilla manufacturer, and Brazilian stock Pan American Beverage Company, the largest Coca-Cola bottler in Latin America.

   Eastern European equity markets appreciated strongly during the period. The Fund benefited from the markets' rally, with several timely investments in the Hungarian stock market, in particular. The Fund also gained exposure to growth

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

in Eastern European economies via investments in stocks from more-developed markets that have sales into the region. An example of such that performed well for the Fund during the reporting period is Hartwall Oy, a Finnish beer brewery with growing market share in Estonia, Latvia, Lithuania and Russia.

   We remained uninvested in South Africa during the period, reflecting our concerns over market valuations and the unstable state of the rand, the country's currency.

Richard H. King                             Nicholas P.W. Horsley
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS
          EMERGING MARKETS FUND SINCE INCEPTION AS OF OCTOBER 31, 1996

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Emerging Markets Fund (the 'Fund') from December 30, 1994 (inception) to October 31, 1996, compared to the Lipper Emerging Markets Fund Index* and the Morgan Stanley's Emerging Markets Free Index ('MSCI')** for the same time period.

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                   FOR PERIODS ENDED 10/31/96
             EMERGING MARKETS      LIPPER                (COMMON SHARES)

        Dec-94    10,000          10,000                     1 YEAR
        Oct-95    11,332.62        9,249.53                    9.46%
        Oct-96    12,403.12       10,134.50

                                                          SINCE INCEPTION
                                                             (12/30/94)
                                                               12.42%



                                                                                 FUND
                                                                                ------
1 Year Total Return (9/30/95-9/30/96)........................................    7.90%
Average Annual Total Return Since Inception (12/30/94-9/30/96)...............   14.99%

   Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

   From time to time, the Fund's investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

------------
 * The Lipper Emerging Markets Funds Index is an equal weighted index of the 30 largest mutual funds within the emerging markets objective. The emerging markets objective is defined as Funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where 'Emerging Markets' is defined by a country's GNP per capita or other economic measures.

** The Morgan Stanley Emerging Markets Free Index is a market-capitalization weighted index of emerging market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 11, 1996

   The objective of Warburg Pincus Post-Venture Capital Fund (the 'Fund') is long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of companies deemed to be in their post-venture-capital stage of development.

   For the 12 months ended October 31, 1996, the Fund gained 49.95%, vs. gains of 16.94% for the Lipper Growth Funds Index and 13.33% for the Russell 2000 Growth Index.

   The Fund's strong performance vs. its benchmark is attributable to timely stock selection, particularly in several of its more heavily weighted sectors. These include computers and electronics (24.7% and 11.6% of the Fund's net assets, respectively, as of October 31), areas that contributed significantly to the Fund's returns despite the sharp correction in technology stocks in June and July. These companies have traditionally been major recipients of venture-capital financing, and this, coupled with their collectively impressive (albeit often volatile) long-term share-price performance, makes it likely that the stocks will remain a significant portion of the Fund going forward.

   Business-services stocks (9.6% of the Fund's net assets as of October 31) also demonstrated strong gains for the Fund. We view the group's prospects very favorably, since these companies are immediate beneficiaries of Corporate America's sweeping and ongoing moves toward downsizing and outsourcing. Such cost-cutting efforts on the part of U.S. businesses are likely, if anything, to intensify over time, and the Fund's holdings include companies that we believe stand to benefit most from this trend.

   Smaller areas of concentration for the Fund, but areas that also boosted its performance, included financial services, retail and oil services. Stocks that weighed on its performance were its health-care and pharmaceutical holdings, many of which suffered due to investor concerns over pricing and margin pressures. Their near-term weakness aside, we believe that these areas represent vast opportunities for investment, given the favorable demographics supporting demand for healthcare and venture-backed firms' typical leading role in the development of new products and services. Accordingly, these stocks will likely remain well-represented in the Fund in the future.

   More generally, we continue to be encouraged by the Fund's relative strength against broad-market measures, and believe that it illustrates the investment

WARBURG PINCUS POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

potential of post-venture companies collectively. (We define these companies as those that have received venture-capital financing either during the early stages of their existence or in the early stages of the development of a new product or service, or that have received such financing as part of a restructuring or recapitalization.) We would caution investors, however, that investing in these securities entails potential risks as well as rewards. Because of the nature of the Fund's holdings and certain strategies it may use, an investment in the Fund should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors. Investors should review the Fund's Prospectus carefully before purchase.

Elizabeth B. Dater                          Stephen J. Lurito
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS POST-VENTURE CAPITAL FUND SINCE INCEPTION AS OF OCTOBER 31, 1996

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Post-Venture Capital Fund (the 'Fund') from September 29, 1995 (inception) to October 31, 1996, compared to the Lipper Growth Funds Index* and the Russell 2000 Growth Index ('Russell')** for the same time period.

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                   FOR PERIODS ENDED 10/31/96
               POST VENTURE        LIPPER                (COMMON SHARES)

         Sep-95    10,000          10,000                    1 YEAR
         Oct-95    10,679.32        9,867.30                  49.95%
         Oct-96    16,014.32       11,538.81

                                                         SINCE INCEPTION
                                                            (9/25/95)
                                                              53.98%



                                                                                 FUND
                                                                                ------
1 Year Total Return (9/30/95-9/30/96)........................................   65.33%
Average Annual Total Return Since Inception (9/29/95-9/30/96)................   64.82%

   Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

   From time to time, the Fund's investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

------------
 * The Lipper Growth Funds Index is an equal weighted index of the 30 largest Mutual funds within the growth objective. It is adjusted for the reinvestment of capital gains distributions and income dividends.

** The Russell 2000 Growth Index is an unmanaged index of securities in the Russell 2000 Index with a greater than average growth orientation. The Rusell 2000 Index is a measure of small capitalization stocks.

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 11, 1996

   The objective of Warburg Pincus Japan Growth Fund (the 'Fund') is long-term growth of capital. The Fund is a non-diversified investment company that pursues its objective by investing primarily in equity securities of Japanese issuers deemed to represent attractive opportunities for growth.

   For the 10 months ended October 31, 1996 (the Fund's inception date was December 29, 1995), the Fund had a total return of - 1.50%, vs. a - 7.19% total return for the Lipper Japanese Funds Average and a - 10.83% total return for the Tokyo Stock Exchange Index.

   Though the Fund's performance was a strong one in relative terms, the period was clearly a disappointing one for both the Fund and the Japanese stock market. Collectively, Japanese stocks had displayed solid gains through the first half of the period, rising on strengthening corporate profits and on signs that economic recovery was well under way (evidenced most visibly by a 12.7% annualized rise in gross domestic product in the first quarter). But weakness in the following months, particularly in July and August, negated these gains. Weighing on share prices were fears that the economy might be faltering and, alternately, that signs of strength might compel the Bank of Japan to raise interest rates. Also taking a toll on investor sentiment was the lingering weakness in the Japanese banking system and, at the end of the period, concerns that the new government might slow the pace of economic reform.

   Its near-term weakness aside, we remain positive on the prospects for the Japanese stock market. A close reading of the data indicates that Japan's economic recovery remains intact, and we believe that the recovery will continue, supported by the Bank of Japan's still-accommodative monetary policy and, over the longer term, by the ongoing restructuring of Japanese industry. This stands to lead to proportionately higher corporate earnings, which have already shown substantial improvement from year-earlier levels. As well, Japanese pension funds continue to represent a considerable source of potential investment, holding several trillion in yen on the sidelines that is likely, at some point, to make its way into the equity market. The combination of improved fundamentals and increased demand should, we believe, translate into much higher share prices over time.

   We remain particularly optimistic on the outlook for our specific holdings. By sector, the Fund's greatest concentration lies in companies from the consumption and capital-spending areas, which stand to be the largest beneficiaries of

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------
economic recovery. Many companies from these areas are also benefiting from their ongoing restructuring efforts and from the steady, albeit slow, deregulation of the Japanese economy. Hence they should, we believe, see superior stock-price performance vs. the broader Japanese market going forward. On this note, we are encouraged by the Fund's relative strength during the reporting period, though, obviously, we are dissatisfied in absolute terms.

   We will continue to pursue a defensive hedging strategy in managing the Fund in an effort to minimize currency risk. During the reporting period, we hedged much of the Fund's yen exposure, reflecting our view that the currency was overvalued and likely to weaken. This had a favorable impact on the Fund's performance, given the currency's depreciation against the U.S. dollar.


P. Nicholas Edwards
Portfolio Manager

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS
            JAPAN GROWTH FUND SINCE INCEPTION AS OF OCTOBER 31, 1996

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Japan Growth Fund (the 'Fund') from December 29, 1995 (inception) to October 31, 1996, compared to the Lipper Japanese Funds Average* and the Tokyo Stock Exchange Index ('TOPIX')** for the same time period.

                                                       AGGREGATE TOTAL RETURN
                                                      FOR PERIOD ENDED 10/31/96
                 JAPAN GROWTH     LIPPER JAPANESE          (COMMON SHARES)

        Dec-95    10,000          10,000                   SINCE INCEPTION
        Oct-96     9,849.88        9,291.42                   (12/29/96)
                                                                -1.50%+


                                                                                 FUND
                                                                                ------
Aggregate Total Return Since Inception (12/29/95-9/30/96)....................   3.70%+

   Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

   From time to time, the Fund's investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

------------
 * The Lipper Japanese Funds Average is an arithmetic average of all funds tracked by Lipper Analytical Services, Inc. that concentrate its investments in equity securities of Japanese companies.

** The Tokyo Stock Exchange Index is a capitalization weighted index comprising of all stocks listed in the first section of the Tokyo Stock Exchange.

 + Non-annualized

WARBURG PINCUS SMALL COMPANY VALUE FUND
ANNUAL INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 11, 1996

   The objective of Warburg Pincus Small Company Value Fund (the 'Fund') is long-term capital appreciation. The Fund invests primarily in equity securities of small-capitalization companies (i.e., those with stock-market capitalizations of $1 billion or less at the time of initial purchase) that are believed to be undervalued.

   For the 10 months ended October 31, 1996 (the Fund's inception date was December 29, 1995), the Fund gained 43.80%, vs. a gain of 9.03% for the Russell 2000 Index.

   The Fund's outperformance of its benchmark index reflects timely stock selection across a wide range of industries in what is, we believe, a very inefficiently priced segment of the market. Indeed, most of the stocks from our investment universe are sufficiently small to attract little in the way of analyst coverage or investor attention, and the resulting potential to identify undervalued stocks is considerable. Our thorough, bottom-up research process aims to find such securities before they reach the attention of the broader investment community, and the Fund's performance through the reporting period illustrates the potential merits of such an approach.

   Stocks chosen for the Fund can be divided into two general categories. The larger group, which we term 'core value,' consists of companies with stable cash flows, earnings and asset values that the market has for some reason failed to recognize (typically due to a company's small market capitalization and the resulting lack of investor awareness). The smaller group comprises companies in which a significant improvement in operations is under way or planned that stands to lead to markedly higher earnings or cash flow. We sell a stock when it meets our target price or if there is an unforeseen deterioration in its fundamentals.

   We maintain a relatively focused portfolio, limiting the Fund's holdings to a targeted range of 45 to 55 stocks and taking larger positions (3% or 4% of assets) in those stocks in which we have greatest conviction. Through the reporting period, the Fund benefited from the strong and, in several cases, rapid appreciation of a good number of its larger holdings, and this explains much of the Fund's sizable outperformance for the period. Particularly strong performers for the Fund during the period included apparel retailer Wet Seal (sold by the Fund after it reached our target price) and electronics company Larson Davis.

WARBURG PINCUS SMALL COMPANY VALUE FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

   Looking ahead, we believe that there remain many attractive investment opportunities in the downbeaten portion of the small-cap market. We will continue to strive to identify those with the best prospects for long-term capital appreciation.

George U. Wyper                             Kyle F. Frey
Portfolio Manager                           Associate Portfolio Manager

WARBURG PINCUS SMALL COMPANY VALUE FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS SMALL COMPANY VALUE FUND SINCE INCEPTION AS OF OCTOBER 31, 1996

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Small Company Value Fund (the 'Fund') from December 29, 1995 (inception) to October 31, 1996, compared to the Russell 2000 Index (Russell)* for the same time period.

                                                       AGGREGATE TOTAL RETURN
                                                      FOR PERIOD ENDED 10/31/96
                 SMALL CO. VALUE     RUSSELL 2000          (COMMON SHARES)

        Dec-95    10,000             10,000                SINCE INCEPTION
        Oct-96    14,379.08          10,903.15               (12/29/95)
                                                               43.80%+


                                                                               FUND
                                                                              -------
Aggregate Total Return Since Inception (12/29/95-9/30/96)..................   41.10%+

   Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

   From time to time, the Fund's investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

------------
 * The Russell 2000 Index is an unmanaged index of the smallest 2,000 securities in the Russell 3000 Index. The Russell 3000 Index is an index of the 3,000 largest U.S. securities, as determined by total market capitalization.

 + Non-annualized

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 11, 1996

   The objective of Warburg Pincus Global Post-Venture Capital Fund (the 'Fund') is long-term growth of capital. The Fund invests primarily in equity securities of U.S. and foreign issuers considered to be in their post-venture-capital stage of development.

   For the  one month  ended October  31, 1996  (the Fund's  inception date  was
September  30, 1996),  the Fund had  a total  return of   - 1.40%*,  vs. a total
return of 0.03% for the Lipper Global Funds Index.

   Although the Fund has just started and is small in size, we think it represents an attractive way for investors to participate in the growth potential of venture-backed companies on a global basis. Foreign companies backed by venture capital are listed on markets in the U.S. such as the NASDAQ, and on relatively new markets like the EASDAQ (in Europe) and the JASDAQ (in Japan). We believe that venture-capital participation in a company's capital structure can lead to revenue and/or earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average, the S&P 500 Index or the Morgan Stanley Capital International Europe, Australasia and Far East ('EAFE') Index.

   Because of the nature of the Fund's holdings and certain strategies it may use, however, an investment in the Fund should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors. Investors should review the Fund's Prospectus carefully before purchase.


Elizabeth B. Dater
Portfolio Manager


------------
* Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

  From time to time, the Fund's investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (92.0%)
 Aerospace & Defense (8.6%)
   Lockheed Martin Corp.                                             85,000         $  7,618,125
   Loral Space & Communications, Ltd. `D'                           496,800            7,886,700
   McDonnell Douglas Corp.                                          110,000            5,995,000
   Raytheon Co.                                                     125,000            6,156,250
   Sundstrand Corp.                                                  62,100            2,499,525
   Tracor, Inc. `D'                                                 305,000            6,938,750
                                                                                    ------------
                                                                                      37,094,350
                                                                                    ------------
 Agriculture (2.9%)
   Monsanto Co.                                                     312,500           12,382,813
                                                                                    ------------
 Banks & Savings & Loans (12.1%)
   BankAmerica Corp.                                                150,000           13,725,000
   Bank of New York Co., Inc.                                       100,000            3,312,500
   Citicorp                                                         100,000            9,900,000
   Eagle Financial Corp.                                             66,000            1,765,500
   Northern Trust Corp.                                             125,000            8,656,250
   Wells Fargo & Co.                                                 55,033           14,700,690
                                                                                    ------------
                                                                                      52,059,940
                                                                                    ------------
 Business Services (1.5%)
   First Data Corp.                                                  60,000            4,785,000
   Manpower, Inc.                                                     3,500               99,312
   Union Corp. `D'                                                   67,400            1,482,800
                                                                                    ------------
                                                                                       6,367,112
                                                                                    ------------
 Chemicals (8.7%)
   Avery-Dennison Corp.                                             200,000           13,175,000
   Du Pont (E.I.), de Nemours & Co.                                  90,000            8,347,500
   Grace (W.R.) & Co. `D'                                           180,000            9,540,000
   Hercules, Inc.                                                   133,600            6,362,700
                                                                                    ------------
                                                                                      37,425,200
                                                                                    ------------
 Communications & Media (4.6%)
   Evergreen Media Corp. Class A `D'                                 60,000            1,620,000
   Gannett Co., Inc.                                                 50,000            3,793,750
   Heritage Media Corp. Class A `D'                                 280,000            4,270,000
   LIN Television Corp. `D'                                          96,200            3,643,575
   Metromedia International Group, Inc. `D'                         378,200            3,734,725
   Viacom, Inc. Class B `D'                                          85,000            2,773,125
                                                                                    ------------
                                                                                      19,835,175
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       25

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Computers (2.8%)
   Compaq Computer Corp. `D'                                        100,000         $  6,962,500
   Evans & Sutherland Computer Corp. `D'                             30,000              630,000
   Parametric Technology Corp. `D'                                   60,000            2,932,500
   Teradyne, Inc. `D'                                               100,000            1,587,500
                                                                                    ------------
                                                                                      12,112,500
                                                                                    ------------
 Conglomerates (2.6%)
   Oglebay Norton Co.                                               123,900            5,389,650
   Thermo Electron Corp. `D'                                        156,600            5,715,900
                                                                                    ------------
                                                                                      11,105,550
                                                                                    ------------
 Consumer Durables (1.6%)
   General Motors Corp.                                             125,000            6,734,375
                                                                                    ------------
 Consumer Non-Durables (2.8%)
   Gillette Co.                                                       9,200              687,700
   Standex International Corp.                                      367,100           11,288,325
                                                                                    ------------
                                                                                      11,976,025
                                                                                    ------------
 Consumer Services (0.5%)
   Kinder-Care Learning Centers, Inc. `D'                           120,000            2,370,000
                                                                                    ------------
 Electronics (0.7%)   Synopsys, Inc. `D'                                                70,000            3,150,000
                                                                                    ------------
 Energy (8.6%)
   Anadarko Petroleum Corp.                                          90,400            5,751,700
   Apache Corp.                                                     150,000            5,325,000
   Belco Oil & Gas Corp. `D'                                        158,000            3,930,250
   Burlington Resources, Inc.                                       120,000            6,045,000
   Mesa, Inc. `D'                                                   600,000            2,775,000
   San Juan Basin Royalty Trust                                     550,000            3,850,000
   Texas Meridian Resources Corp. `D'                               150,000            2,700,000
   Union Pacific Resources Group, Inc.                               75,000            2,062,500
   United Meridian Corp. Series A `D'                               105,000            4,948,125
                                                                                    ------------
                                                                                      37,387,575
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       26

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Financial Services (9.5%)
   Allmerica Financial Corp.                                        100,000         $  3,037,500
   Allmerica Property & Casualty Companies, Inc.                     15,000              414,375
   Federal Home Loan Mortgage Corp.                                  40,000            4,040,000
   Household International, Inc.                                     40,000            3,540,000
   Legg Mason, Inc.                                                  60,000            1,935,000
   Leucadia National Corp.                                          135,000            3,189,375
   Security Connecticut Corp.                                       168,200            5,382,400
   Transport Holdings, Inc. Class A `D'                             129,550            9,845,800
   Travelers Group, Inc.                                            100,000            5,425,000
   UNUM Corp.                                                        50,000            3,143,750
   Willis Lease Finance Corp. `D'                                    92,000              977,500
                                                                                    ------------
                                                                                      40,930,700
                                                                                    ------------
 Food, Beverages & Tobacco (3.3%)
   Coca-Cola Enterprises, Inc.                                      100,000            4,262,500
   Pepsico, Inc.                                                    300,000            8,887,500
   Suiza Foods Corp. `D'                                             65,000            1,121,250
                                                                                    ------------
                                                                                      14,271,250
                                                                                    ------------
 Healthcare (4.3%)
   Becton Dickinson & Co.                                            60,000            2,610,000
   Healthcare COMPARE Corp. `D'                                      60,000            2,640,000
   Health Management Associates, Inc. Class A `D'                   160,000            3,520,000
   Mallinckrodt, Inc.                                               100,000            4,350,000
   St. Jude Medical, Inc. `D'                                       135,000            5,332,500
                                                                                    ------------
                                                                                      18,452,500
                                                                                    ------------
 Leisure & Entertainment (0.8%)
   Disney (Walt) Co.                                                 50,000            3,293,750
                                                                                    ------------
 Lodging & Restaurants (2.7%)
   McDonald's Corp.                                                 265,000           11,759,375
                                                                                    ------------
 Metals & Mining (2.0%)
   Allegheny Teledyne, Inc.                                         400,000            8,550,000
   Century Aluminum Co.                                              20,000              270,000
                                                                                    ------------
                                                                                       8,820,000
                                                                                    ------------
 Oil Services (0.3%)
   Input/Output, Inc. `D'                                            50,000            1,487,500
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       27

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Pharmaceuticals (2.8%)
   Sandoz Ltd. Sponsored ADR                                        100,000         $  5,803,500
   Warner-Lambert Co.                                               100,000            6,362,500
                                                                                    ------------
                                                                                      12,166,000
                                                                                    ------------
 Publishing (3.6%)
   Belo (A.H.) Corp. Series A                                       181,100            7,062,900
   Harcourt General, Inc.                                           120,000            5,970,000
   Wiley (John) & Sons, Inc. Class A                                 83,600            2,560,250
                                                                                    ------------
                                                                                      15,593,150
                                                                                    ------------
 Retail (2.6%)
   Carr-Gottstein Foods Co. `D'                                     191,000              787,875
   CUC International, Inc. `D'                                      210,000            5,145,000
   Rite Aid Corp.                                                   150,000            5,100,000
                                                                                    ------------
                                                                                      11,032,875
                                                                                    ------------
 Telecommunications & Equipment (1.2%)
   Tellabs, Inc. `D'                                                 30,000            2,553,750
   WorldCom, Inc. `D'                                               100,000            2,437,500
                                                                                    ------------
                                                                                       4,991,250
                                                                                    ------------
 Transportation (0.9%)
   Norfolk Southern Corp.                                            45,000            4,010,625
                                                                                    ------------

TOTAL COMMON STOCK (Cost $332,234,495)                                               396,809,590
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       28

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
PREFERRED STOCK (0.0%)
 Healthcare (0.0%)
   Fresenius National Medical Inc. Series D `D' (Cost
     $18,553)                                                        90,000         $     13,500
                                                                                    ------------

                                                                      PAR
                                                                   ---------

SHORT-TERM INVESTMENTS (7.0%)
  Repurchase agreement with State Street Bank & Trust
  Company dated 10/31/96 at 5.51% to be repurchased at
  $30,043,598 on 11/01/96. (Collateralized by $30,300,000
  U.S. Treasury Note 6.125%, due 03/31/98. Market value of
  collateral is $30,640,875.) (Cost $30,039,000)                   $30,039,000        30,039,000
                                                                                    ------------

TOTAL INVESTMENTS AT VALUE (99.0%) (Cost $362,292,048*)                              426,862,090
OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)                                           4,284,929
                                                                                    ------------
NET ASSETS (100.0%) (applicable to 22,715,578 Common Shares and 1,322,367
 Advisor Shares)                                                                    $431,147,019
                                                                                    ------------
                                                                                    ------------
NET ASSET VALUE, offering and redemption price per Common
 Share ($407,706,869[div]22,715,578)                                                      $17.95
                                                                                          ------
                                                                                          ------
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($23,440,150[div]1,322,367)                                                              $17.73
                                                                                          ------
                                                                                          ------

                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipt

--------------------------------------------------------------------------------
`D' Non-income producing security.
 * Cost for Federal income tax purposes is $363,114,364.

                See Accompanying Notes to Financial Statements.
                                       29

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS
October 31, 1996
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES              VALUE
                                                                 ---------        --------------
COMMON STOCK (95.1%)
 Aerospace & Defense (1.8%)
   Gulfstream Aerospace Corp. `D'                                 304,000         $    7,182,000
   Tracor, Inc. `D'                                               844,000             19,201,000
                                                                                  --------------
                                                                                      26,383,000
                                                                                  --------------
 Banks & Savings & Loans (1.8%)
   Banco Latinoamericano de Exportaciones, SA Class E             263,900             13,788,775
   Cullen Frost Bankers, Inc.                                     411,400             12,367,712
                                                                                  --------------
                                                                                      26,156,487
                                                                                  --------------
 Business Services (16.5%)
   American Management Systems, Inc. `D'                          648,050             20,494,581
   BISYS Group, Inc.                                              309,500             11,528,875
   Catalina Marketing Corp. `D'                                   418,544             21,293,426
   CDI Corp. `D'                                                  460,071             12,899,452
   Corporate Express, Inc.                                        391,000             12,756,375
   Daisytek International Corp. `D'                               376,046             14,383,760
   DecisionOne Holdings Corp.                                     705,700             10,056,225
   Norrell Corp.                                                  543,188             13,579,700
   On Assignment, Inc. `D'                                        352,800             10,848,600
   Outdoor Systems, Inc. `D'                                      288,000             12,888,000
   Pittston Brink's Group                                         771,200             21,979,200
   QuickResponse Services, Inc. `D'                               417,267             15,491,037
   Reynolds & Reynolds Co., Class A                               610,000             16,088,750
   Robert Half International, Inc.                                538,200             21,595,275
   Sitel Corp. `D'                                                 89,000              1,757,750
   Staffing Resources, Inc. `D' #                                  91,000              1,001,000
   Universal Outdoor Holdings, Inc. `D'                           345,500             10,149,063
   WPP Group Plc ADR                                              365,000             13,459,375
                                                                                  --------------
                                                                                     242,250,444
                                                                                  --------------
 Capital Equipment (0.1%)
   Roper Industries, Inc.                                          22,000                929,500
                                                                                  --------------
 Communications & Media (3.3%)
   Central European Media Enterprises Ltd. Class A `D'            743,553             20,819,484
   Harte-Hanks Communications, Inc. `D'                           547,500             14,166,563
   Heritage Media Corp. Class A                                   500,000              7,625,000
   Metro Networks, Inc. `D'                                       101,700              2,059,425
   Univision Communications, Inc. `D'                              90,500              3,054,375
                                                                                  --------------
                                                                                      47,724,847
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       30

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES              VALUE
                                                                 ---------        --------------
COMMON STOCK (CONT'D)
 Computers (13.9%)
   Auspex Systems, Inc. `D'                                       758,000         $    7,769,500
   Baan Co. NV `D'                                                410,000             15,170,000
   BMC Software, Inc.`D'                                          180,000             14,940,000
   Citrix Systems, Inc. `D'                                       523,254             28,909,783
   Clarify, Inc. `D'                                              588,200             28,380,650
   Cognex Corp. `D'                                               464,600              5,981,725
   Harbinger Corp. `D'                                            469,500             12,676,500
   Informix Corp. `D'                                             650,000             14,421,875
   McAfee Associates, Inc. `D'                                    302,500             13,763,750
   National Instruments Corp. `D'                                 506,545             14,436,533
   Pure Atria Corp. `D'                                           639,030             17,413,568
   Rational Software Corp. `D'                                    785,000             30,124,375
                                                                                  --------------
                                                                                     203,988,259
                                                                                  --------------
 Consumer Non-Durables (2.8%)
   Alberto Culver Co. Class A                                     137,800              5,477,550
   Central Garden & Pet Co. `D'                                   596,900             14,101,762
   Sola International, Inc. `D'                                   616,900             22,285,513
                                                                                  --------------
                                                                                      41,864,825
                                                                                  --------------
 Consumer Services (2.2%)
   DeVRY, Inc. `D'                                                314,474             15,684,390
   ITT Educational Services, Inc. `D'                             460,300             16,743,413
                                                                                  --------------
                                                                                      32,427,803
                                                                                  --------------
 Electronics (11.1%)
   Altera Corp. `D'                                               150,000              9,300,000
   Burr-Brown Corp. `D'                                           676,577             14,377,261
   Epic Design Technology, Inc. `D'                               647,200             15,856,400
   Glenayre Technologies, Inc. `D'                                742,862             19,128,697
   Maxim Integrated Products, Inc. `D'                            669,000             23,415,000
   Methode Electronics, Inc. Class A                              882,103             17,201,009
   Microchip Technology, Inc.                                     397,700             14,416,625
   Synopsys, Inc. `D'                                             882,600             39,717,000
   Xilinx, Inc. `D'                                               287,000              9,399,250
                                                                                  --------------
                                                                                     162,811,242
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       31

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES              VALUE
                                                                 ---------        --------------
COMMON STOCK (CONT'D)
 Energy (2.9%)
   Barrett Resources Corp. `D'                                    403,100         $   15,468,962
   Brown (Tom), Inc. `D'                                          782,611             14,771,782
   Texas Meridian Resources Corp. `D'                             710,054             12,780,972
                                                                                  --------------
                                                                                      43,021,716
                                                                                  --------------
 Environmental Services (3.1%)
   Allied Waste Industries, Inc. `D'                            1,729,303             15,671,808
   USA Waste Services, Inc. `D'                                   946,506             30,288,192
                                                                                  --------------
                                                                                      45,960,000
                                                                                  --------------
 Financial Services (4.4%)
   City National Corp.                                            828,000             14,490,000
   Price (T. Rowe) Associates, Inc.                               450,000             15,356,250
   Transaction Systems Architects, Inc. Class A `D'               846,300             35,121,450
                                                                                  --------------
                                                                                      64,967,700
                                                                                  --------------
 Healthcare (5.6%)
   Ballard Medical Products                                       556,286              9,804,540
   EmCare Holdings, Inc. `D'                                      534,782             13,369,550
   IDX Systems Corp.                                              325,067              9,589,477
   InControl, Inc. `D'                                            711,100              5,777,688
   Lincare Holdings, Inc. `D'                                     518,000             19,425,000
   PhyMatrix, Inc. `D'                                            126,400              2,101,400
   Physician Reliance Network, Inc. `D'                         1,026,400              6,030,100
   Trex Medical Corp. `D' #                                        40,000                669,750
   Vivra, Inc.                                                    475,000             15,140,625
                                                                                  --------------
                                                                                      81,908,130
                                                                                  --------------
 Industrial Mfg. & Processing (1.5%)
   Waters Corp.                                                   686,300             21,275,300
                                                                                  --------------
 Lodging & Restaurants (1.6%)
   Doubletree Corp. `D'                                           352,076             14,281,083
   Renaissance Hotel Group NV                                     540,409              9,930,015
                                                                                  --------------
                                                                                      24,211,098
                                                                                  --------------
 Office Equipment & Supplies (2.1%)
   Miller (Herman), Inc.                                          345,000             14,878,125
   Viking Office Products, Inc. `D'                               559,000             16,280,875
                                                                                  --------------
                                                                                      31,159,000
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       32

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES              VALUE
                                                                 ---------        --------------
COMMON STOCK (CONT'D)
 Oil Services (5.3%)
   Global Industries, Inc. `D'                                    639,800         $   11,516,400
   Input/Output, Inc. `D'                                         917,300             27,289,675
   Nabors Industries, Inc. `D'                                    902,000             14,995,750
   Petroleum Geo. Services ADR `D'                                672,369             23,028,638
                                                                                  --------------
                                                                                      76,830,463
                                                                                  --------------
 Pharmaceuticals (2.8%)
   Gilead Sciences, Inc. `D'                                      756,465             17,682,369
   Ligand Pharmaceuticals, Inc. Class B `D'                       925,782             11,456,552
   Regeneron Pharmaceuticals, Inc. `D'                            597,300             11,348,700
   Somatix Therapy Corp. `D'                                      170,940                566,239
                                                                                  --------------
                                                                                      41,053,860
                                                                                  --------------
 Publishing (0.5%)
   Wiley (John) & Sons, Inc. Class A                              258,300              7,910,437
                                                                                  --------------
 Real Estate (1.7%)
   NHP, Inc. `D'                                                  779,002             12,853,533
   Rouse Co.                                                      457,500             11,609,063
                                                                                  --------------
                                                                                      24,462,596
                                                                                  --------------
 Retail (4.7%)
   Borders Group, Inc. `D'                                        672,500             21,183,750
   Neiman Marcus Group, Inc.`D'                                   200,000              6,525,000
   Payless ShoeSource, Inc. `D'                                   465,000             15,751,875
   PETsMART, Inc. `D'                                             933,800             25,212,600
                                                                                  --------------
                                                                                      68,673,225
                                                                                  --------------
 Telecommunications & Equipment (4.4%)
   McLeod, Inc. `D'                                               435,200             14,144,000
   MFS Communications Co., Inc. `D'                               618,777             31,016,197
   Nexus Telecommunications Ltd. `D' #                            375,000              1,265,625
   Paging Network, Inc. `D'                                       676,300             11,581,638
   Premisys Communications, Inc.`D'                               151,000              7,550,000
                                                                                  --------------
                                                                                      65,557,460
                                                                                  --------------
 Transportation (1.0%)
   Mark VII, Inc. `D'                                             540,069             14,109,303
                                                                                  --------------
TOTAL COMMON STOCK (Cost $1,131,607,457)                                           1,395,636,695
                                                                                  --------------
PREFERRED STOCK (0.4%)
 Computers (0.1%)
   Focal, Inc., Series E `D' #                                  1,149,425              2,000,000
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       33

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES              VALUE
                                                                 ---------        --------------
PREFERRED STOCK (CONT'D)
 Pharmaceuticals (0.1%)
   Somatix Therapy Corp. Series A-1 Convertible `D' #              60,000         $    1,265,625
   Somatix Therapy Corp. Series A-2 Convertible `D' #               5,285                111,480
                                                                                  --------------
                                                                                       1,377,105
                                                                                  --------------
 Miscellaneous (0.2%)
   Opal Concepts Inc., Series B `D' #                               2,000              2,000,000
                                                                                  --------------
TOTAL PREFERRED STOCK (Cost $5,500,001)                                                5,377,105
                                                                                  --------------
WARRANTS (0.0%)
 Computers
   Stratasys, Inc. 11/03/98 `D' #                                  21,428                      0
                                                                                  --------------
 Pharmaceuticals
   Somatix Therapy Corp. 06/28/98 `D' #                           210,000                      0
                                                                                  --------------
 Telecommunications & Equipment
   Nexus Telecommunications Ltd. 11/28/97 #                       375,000                234,375
                                                                                  --------------
TOTAL WARRANTS (Cost $0)                                                                 234,375
                                                                                  --------------


SHORT-TERM INVESTMENTS (4.6%)                                       PAR
                                                                 ---------
  Repurchase agreement with State Street Bank & Trust Company dated 10/31/96 at 5.51% to be repurchased at $67,301,299 on
  11/01/96. (Collateralized by $67,875,000 U.S. Treasury Note
  6.125%, due 03/31/98. Market value of collateral is
  $68,638,594.) (Cost $67,291,000)                               $67,291,000          67,291,000
                                                                                  --------------
TOTAL INVESTMENTS AT VALUE (100.1%) (Cost $1,204,398,458*)                         1,468,539,175
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%)                                         (1,159,063)
                                                                                  --------------
NET ASSETS (100.0%) (applicable to 33,681,465 Common Shares and 11,338,414
 Advisor Shares)                                                                  $1,467,380,112
                                                                                  --------------
                                                                                  --------------
NET ASSET VALUE, offering and redemption price per Common Share
 ($1,104,684,360[div]33,681,465)                                                          $32.80
                                                                                          ------
                                                                                          ------

NET ASSET VALUE, offering and redemption price per Advisor Share
 ($362,695,752[div]11,338,414)                                                            $31.99
                                                                                          ------
                                                                                          ------

                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipt

--------------------------------------------------------------------------------
`D' Non-income producing security.
# Restricted security.
 * Cost for Federal income tax purposes is $1,208,413,210.

                See Accompanying Notes to Financial Statements.
                                       34

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES           VALUE
                                                                   ----------      ------------
COMMON STOCK (94.1%)
 Argentina (2.8%)
   Banco de Galicia & Buenos Aires SA                                 513,922      $  2,361,735
   Banco de Galicia & Buenos Aires SA ADR                             149,765         2,714,491
   Banco Frances del Rio de la Plata SA                               586,615         5,139,048
   Banco Frances del Rio de la Plata SA ADR                           787,520        20,672,400
   Telefonica de Argentina SA ADR                                   1,180,200        27,439,650
   YPF SA ADR                                                       1,659,000        37,742,250
                                                                                   ------------
                                                                                     96,069,574
                                                                                   ------------
 Australia (4.3%)
   Boral Ltd.                                                       5,793,998        14,412,616
   Lend Lease Corp., Ltd.                                           2,197,700        37,240,374
   Niugini Mining Ltd. `D'                                          1,731,250         4,594,512
   Oil Search Ltd.                                                 19,274,500        29,011,592
   Orogen Minerals Ltd. ADR `D'                                       212,000         3,357,444
   Pasminco Ltd.                                                    7,766,600        12,059,293
   Qantas Airways Ltd.                                              8,755,600        12,762,583
   Qantas Airways Ltd. ADR                                            270,300         3,944,218
   Reinsurance Australia Corp., Ltd.                                9,523,400        28,517,974
                                                                                   ------------
                                                                                    145,900,606
                                                                                   ------------
 Austria (2.3%)
   Boehler-Uddeholm AG                                                330,880        24,763,955
   V.A. Technologie AG                                                391,624        54,795,733
                                                                                   ------------
                                                                                     79,559,688
                                                                                   ------------
 Belgium (0.3%)
   Barco Industries N.V.                                               67,850        11,163,262
                                                                                   ------------
 Brazil (1.0%)
   Panamerican Beverages, Inc. Class A                                749,200        32,683,850
                                                                                   ------------
 Canada (1.0%)
   Alcan Aluminium Ltd.                                             1,060,800        34,873,800
                                                                                   ------------
 Chile (0.4%)
   Enersis SA ADR                                                     433,000        12,719,375
                                                                                   ------------
 China (1.4%)
   Cheung Kong Infrastructure Holdings `D'                          4,271,400         7,955,322
   Guangshen Railway Co., Ltd. `D'                                 23,532,790         8,750,569
   Guangshen Railway Co., Ltd. ADR `D'                                887,417        16,528,142
   Henderson China Holding Ltd. `D'                                 3,450,000         7,808,761
   Jilin Chemical Industrial Co., Ltd. ADR                            387,340         5,083,838
                                                                                   ------------
                                                                                     46,126,632
                                                                                   ------------
 Denmark (0.9%)
   International Service System AS Class B                          1,108,610        31,464,806
                                                                                   ------------

                See Accompanying Notes to Financial Statements.
                                       35

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES           VALUE
                                                                   ----------      ------------
COMMON STOCK (CONT'D)
 Finland (1.7%)
   Metra Oy Class A                                                       300      $     17,015
   Metra Oy Class B                                                   165,250         9,219,456
   Metsa-Serla Class B                                              2,963,250        20,599,924
   Valmet Corp. Class A                                             1,738,400        26,548,658
                                                                                   ------------
                                                                                     56,385,053
                                                                                   ------------
 France (6.0%)
   Assurances Generales de France                                     565,572        16,689,808
   Axime (Ex Segin)                                                   111,000        11,881,531
   Cetelem                                                             54,185        11,568,204
   Compagnie Bancaire SA                                               71,960         7,181,637
   Fives-Lille (Compagnie De)                                          84,060         7,616,097
   Lagardere S.C.A.                                                 1,564,687        49,449,523
   Total Cie Franc Des Petroles Class B                               716,705        56,085,931
   Total Cie Franc Des Petroles SA ADR                                 49,005         1,911,195
   Usinor Sacilor SA                                                2,725,050        40,447,545
                                                                                   ------------
                                                                                    202,831,471
                                                                                   ------------
 Germany (2.1%)
   Adidas AG                                                          222,800        18,770,318
   BASF AG                                                            470,700        15,053,443
   SGL Carbon AG                                                      338,740        37,558,195
                                                                                   ------------
                                                                                     71,381,956
                                                                                   ------------
 Hong Kong (4.0%)
   Citic Pacific Ltd.                                               9,466,700        46,037,472
   Hong Kong Land Holdings Ltd. ADR                                12,119,200        27,025,816
   Hong Kong Land Holdings Ltd.                                     1,246,600        13,899,590
   HSBC Holdings PLC                                                  862,002        17,559,568
   HSBC Holdings PLC (UK)                                               4,448            93,367
   Jardine Matheson Holdings Ltd.                                   5,753,958        32,509,863
                                                                                   ------------
                                                                                    137,125,676
                                                                                   ------------
 India (1.8%)
   Associated Cement Companies Ltd.                                    41,120         1,776,851
   Bharat Petroleum Corp., Ltd.                                       209,300         1,652,991
   Hindalco Industries Ltd.                                           597,225         9,922,812
   Hindalco Industries Ltd. GDR                                       324,300         5,960,634
   India Cements Ltd.                                                  99,650           281,577
   Reliance Industries Ltd.                                         2,368,250        13,551,021
   Reliance Industries Ltd. GDS                                       558,100         6,278,625
   State Bank of India                                              3,318,600        21,614,503
   State Bank of India Ltd. GDR `D'                                    65,000           981,500
                                                                                   ------------
                                                                                     62,020,514
                                                                                   ------------

                See Accompanying Notes to Financial Statements.
                                       36

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES           VALUE
                                                                   ----------      ------------
COMMON STOCK (CONT'D)
 Indonesia (1.3%)
   P.T. Bank International Indonesia                                6,487,840      $ 10,449,651
   P.T. Indosat                                                     1,041,000         3,152,174
   P.T. Indosat ADR                                                    80,000         2,410,000
   P.T. Mulia Industrindo                                           6,790,280         6,416,242
   P.T. Semen Gresik                                                2,396,000         6,894,964
   P.T. Sinar Mas Multiartha                                          711,100           717,743
   P.T. Telekomunikasi Indonesia ADR                                   59,500         1,785,000
   P.T. Telekomunikasi Indonesia Series B                           7,505,000        11,201,493
                                                                                   ------------
                                                                                     43,027,267
                                                                                   ------------
 Israel (1.1%)
   Ampal-American Israel Corp. Class A                              1,374,000         6,526,500
   ECI Telecommunications Limited Designs                           1,462,100        29,242,000
                                                                                   ------------
                                                                                     35,768,500
                                                                                   ------------
 Japan (27.2%)
   Canon, Inc.                                                      2,526,000        48,427,402
   Canon, Inc. ADR                                                     98,040         9,448,605
   Daibiru Corp.                                                      263,000         2,983,643
   Daimaru, Inc.                                                    1,026,000         6,189,746
   DDI Corp.                                                            5,952        44,753,847
   East Japan Railway Co.                                               2,137         9,828,960
   Fujitsu Ltd.                                                     1,784,000        15,689,034
   Hankyu Realty Co., Ltd.                                          1,449,000        13,125,231
   Hitachi Ltd.                                                     3,706,250        32,919,818
   Honda Motor Co.                                                  1,631,000        39,014,335
   Isuzu Motors Ltd.                                                4,418,000        21,874,365
   Itochu Corp.                                                     1,262,000         7,624,606
   Jusco Co., Ltd.                                                  1,542,000        45,835,546
   Kao Corp.                                                              500             5,892
   Kawasaki Heavy Industries                                        6,357,000        29,126,699
   Keyence Corp.                                                       75,600         8,776,009
   Kirin Beverage Corp.                                               124,000         1,657,550
   Mitsubishi Corp.                                                   395,000         4,411,661
   Mitsubishi Estate Co., Ltd.                                      2,390,000        29,846,100
   Mitsubishi Heavy Industries Ltd.                                 4,213,000        32,419,092
   Murata Manufacturing Co., Ltd.                                     337,310        10,857,045
   Mycal Corp.                                                      1,942,500        29,895,128
   Nikko Securities Co., Ltd.                                       2,215,000        21,232,521
   Nippon Communication Systems Corp.                               1,332,700        17,111,441
   Nippon Telegraph & Telephone Corp.                                   5,556        38,844,604
   NKK Corp. `D'                                                   13,309,000        33,474,400
   NTT Data Communications Systems Co.                                  1,108        32,837,569
   Orix Corp.                                                         997,100        37,179,703
   Pioneer Electronic Corp.                                         1,355,000        26,811,626
   Rohm Co., Ltd.                                                     283,000        16,799,314
   Sharp Corp.                                                      2,065,000        31,417,202
   Sony Corp.                                                         577,300        34,675,569
   Sony Corp. ADR                                                     113,500         6,852,563
   TDK Corp.                                                          892,000        52,401,371

                See Accompanying Notes to Financial Statements.
                                       37

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES           VALUE
                                                                   ----------      ------------
COMMON STOCK (CONT'D)
 Japan (cont'd)
   Toho Co., Ltd.                                                     130,240      $ 20,043,972
   Toray Industries, Inc.                                           4,917,000        29,706,965
   Tsuchiya Home Co.                                                  300,982         4,737,998
   Uny Co., Ltd.                                                    1,196,500        20,729,092
   West Japan Railway Co. `D'                                           4,926        16,115,311
   Yokogawa Electric                                                2,198,000        19,523,173
   York-Benimaru Co., Ltd.                                            505,900        16,639,398
                                                                                   ------------
                                                                                    921,844,106
                                                                                   ------------
 Malaysia (0.3%)
   Land and General BHD                                             1,140,000         2,482,185
   Westmont Industries BHD                                          4,156,800         7,010,280
                                                                                   ------------
                                                                                      9,492,465
                                                                                   ------------
 Mexico (0.6%)
   Gruma SA de CV Class B `D'                                       4,298,700        21,386,300
                                                                                   ------------
 New Zealand (5.2%)
   Brierley Investments Ltd.                                       38,877,804        35,452,708
   Fletcher Challenge Building                                     12,605,422        34,128,260
   Fletcher Challenge Energy                                               22                63
   Fletcher Challenge Forestry                                     18,209,323        30,378,322
   Fletcher Challenge Paper                                         5,024,844         9,093,279
   Lion Nathan Ltd.                                                12,620,400        32,562,967
   Sky City Ltd. `D'                                                3,768,200        21,576,299
   Wrightson Ltd.                                                  14,548,459        12,752,539
                                                                                   ------------
                                                                                    175,944,437
                                                                                   ------------
 Norway (1.4%)
   Den Norske Bank AS                                               8,080,000        26,859,007
   Norsk Hydro AS ADR                                                 462,022        21,195,259
                                                                                   ------------
                                                                                     48,054,266
                                                                                   ------------
 Pakistan (0.1%)
   Pakistan Telecommunications Corp. GDR `D'                           56,200         4,327,400
                                                                                   ------------
 Philippines (0.5%)
   Millicom International Cellular SA GDR `D'                         385,900        15,339,525
                                                                                   ------------
 Portugal (1.6%)
   Portugal Telecom SA                                                742,600        19,318,570
   Portugal Telecom SA ADR                                          1,318,100        34,105,837
                                                                                   ------------
                                                                                     53,424,407
                                                                                   ------------
 Singapore (1.9%)
   DBS Land Ltd.                                                    7,762,000        24,471,547
   Development Bank of Singapore Ltd.                               2,972,250        35,667,844
   Development Bank of Singapore Ltd. ADR                              79,500         3,814,251
                                                                                   ------------
                                                                                     63,953,642
                                                                                   ------------

                See Accompanying Notes to Financial Statements.
                                       38

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES           VALUE
                                                                   ----------      ------------
COMMON STOCK (CONT'D)
 South Korea (3.9%)
   Daewoo Electronics Co., Ltd.                                     1,954,250      $ 15,890,140
   Hana Bank                                                          473,969         7,441,716
   Hana Bank (New)                                                     82,070         1,226,717
   Hanil Bank                                                       2,697,312        24,817,889
   Inchon Iron & Steel Co., Ltd.                                       13,400           289,466
   Inchon Iron & Steel Co., Ltd. (New) `D'                              8,287           173,987
   Keum Kang Development Ind. Co.                                     158,000         2,665,291
   Kookmin Bank GDR `D'                                               212,000         4,425,500
   Korea Electric Power Corp.                                         160,000         4,718,447
   Korea Europe Fund Ltd.                                               1,210         3,781,250
   Korea Long Term Credit Bank                                        668,771        14,446,752
   L.G. Construction Ltd. `D'                                         548,370        10,914,160
   Samsung Electronics Co., Ltd.                                      224,241        15,811,168
   Samsung Electronics Co., Ltd. (New)                                 48,546         3,328,700
   Samsung Electronics Co., Ltd. GDR (Non-Voting) `D'                  92,877         1,996,856
   Samsung Electronics Co., Ltd. GDR (Voting) `D'                      54,014         2,484,644
   Samsung Heavy Industries Co., Ltd.                                 225,173         2,760,009
   Samsung Heavy Industries Co., Ltd. (New) `D'                        48,568           566,430
   Ssangyong Investment & Securities Co., Ltd. `D'                    872,610        13,343,308
                                                                                   ------------
                                                                                    131,082,430
                                                                                   ------------
 Spain (3.6%)
   Banco de Santander                                                 154,866         7,952,742
   Banco de Santander ADR                                           1,202,700        62,390,063
   Iberdrola SA                                                     2,177,500        23,132,203
   Repsol SA ADR                                                      869,700        28,373,963
                                                                                   ------------
                                                                                    121,848,971
                                                                                   ------------
 Sweden (2.7%)
   ABB Series B                                                       266,500        29,745,025
   Astra AB Series B                                                1,328,400        60,682,472
                                                                                   ------------
                                                                                     90,427,497
                                                                                   ------------
 Switzerland (2.2%)
   ABB AG Group                                                        23,508        29,105,497
   Ciba Geigy AG B                                                     21,780        26,758,878
   Danzas Holding AG                                                   12,824        14,484,940
   Tag Heuer International SA `D'                                      24,500         3,981,056
                                                                                   ------------
                                                                                     74,330,371
                                                                                   ------------
 Taiwan (2.6%)
   China Steel Corp.                                               29,333,000        26,114,044
   Hocheng Group Corp.                                              6,670,000        10,664,244
   Tatung Co., Ltd.                                                14,502,250        27,665,993
   Ton Yi Industrial Corp. `D'                                     19,586,693        23,629,295
                                                                                   ------------
                                                                                     88,073,576
                                                                                   ------------

                See Accompanying Notes to Financial Statements.
                                       39

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES           VALUE
                                                                   ----------      ------------
COMMON STOCK (CONT'D)
 Thailand (1.1%)
   Bangkok Bank Public Co., Ltd.                                      637,900      $  6,820,314
   Industrial Finance Corp. of Thailand                             6,407,400        18,889,741
   Siam Cement Co. Ltd.                                               189,400         6,492,013
   Thai Military Bank Public Co., Ltd.                              2,475,100         5,740,208
                                                                                   ------------
                                                                                     37,942,276
                                                                                   ------------
 United Kingdom (6.8%)
   AAF Industries PLC `D'                                             647,550           352,987
   British Airport Authority PLC                                    4,136,164        33,483,571
   Cookson Group PLC                                                8,596,332        31,682,710
   Grand Metropolitan PLC                                           3,166,991        23,885,674
   Grand Metropolitan PLC ADR                                         125,589         3,846,163
   London Pacific Group, Ltd.                                       3,005,000        11,417,534
   Rolls-Royce PLC                                                  8,116,000        33,544,142
   Singer and Friedlander Group PLC                                 7,274,400        14,855,314
   TC Group PLC                                                     5,849,900        13,802,488
   Thistle Hotels PLC `D'                                           6,470,000        17,634,373
   Trio Holdings PLC `D'                                            7,868,850           704,231
   Vodafone Group PLC Ord                                          11,726,000        45,316,300
                                                                                   ------------
                                                                                    230,525,487
                                                                                   ------------
TOTAL COMMON STOCK (Cost $2,997,040,554)                                          3,187,099,186
                                                                                   ------------
PREFERRED STOCK (0.2%)
 South Korea (0.1%)
   Samsung Electronics Co., Ltd.                                       65,547         2,372,101
   Samsung Electronics Co., Ltd. (New) `D'                             19,754           686,799
                                                                                   ------------
                                                                                      3,058,900
                                                                                   ------------
 United Kingdom (0.1%)
   Singer & Friedlander Group PLC, 8.50% Convertible                1,435,737         3,539,390
                                                                                   ------------
TOTAL PREFERRED STOCK (Cost $16,809,670)                                              6,598,290
                                                                                   ------------
RIGHTS & WARRANTS (0.0%)

 Hong Kong (0.0%)
   Jardine Strategic Holdings Ltd. Wts., 05/02/98 `D'               2,115,400           613,466
                                                                                   ------------
 Israel (0.0%)
   Ampal-American Israel Corp. Class A Wts., 01/31/99 `D'             455,000            85,313
                                                                                   ------------
 Japan (0.0%)
   Bandai Industries Wts., 11/04/97 `D'                                 1,166           291,500
                                                                                   ------------
TOTAL RIGHTS & WARRANTS (Cost $3,257,371)                                               990,279
                                                                                   ------------
CALL OPTIONS (0.1%)

 Japan (0.1%)
   Topix Index, 03/14/97 (Strike Price 1,539.20) `D'                3,188,182         1,927,575
                                                                                   ------------

                See Accompanying Notes to Financial Statements.
                                       40

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES           VALUE
                                                                   ----------      ------------
CALL OPTIONS (CONT'D)
 New Zealand (0.0%)
   Air New Zealand Ltd., 05/01/98 (Strike Price $2.4615) `D'       21,250,000      $    212,500
   Air New Zealand Ltd., 05/01/98 (Strike Price $2.5895) `D'       21,250,000           140,250
                                                                                   ------------
                                                                                        352,750
                                                                                   ------------
 South Korea (0.0%)
   Kospi 200 Index, 12/04/96 (Strike Price $.126002) `D'           147,545,262                0
   Kospi 200 Index, 12/06/96 (Strike Price $.125812) `D'           145,630,647              146
   Kospi 200 Index, 12/13/96 (Strike Price $.118539) `D'           135,807,497            3,667
   Kospi 200 Index, 01/24/97 (Strike Price $.108243) `D'           167,172,363          213,312
   Kospi 200 Index, 02/07/97 (Strike Price $.110156) `D'           138,331,959          177,618
                                                                                   ------------
                                                                                        394,743
                                                                                   ------------
TOTAL CALL OPTIONS (Cost $14,736,728)                                                 2,675,068
                                                                                   ------------
                                                                     PAR
                                                                --------------
CONVERTIBLE BONDS/NOTES (1.3%)
 Argentina (0.2%)
   Banco de Galicia & Buenos Aires SA 7.00%, 08/01/02           $    7,648,000       7,495,040
                                                                                 -------------
 Japan (0.8%)
   Matsushita Electric Works Ltd. 2.70%, 05/31/02            (A) 2,465,000,000      26,013,543
                                                                                 -------------
 New Zealand (0.0%)
   Brierley Investments Ltd. 9.00%, 06/30/98                 (B)     1,314,875       1,106,087
                                                                                 -------------
 Thailand (0.3%)
   Bangkok Bank Public Co. Ltd., 3.25%, 03/03/04               $     9,220,000       9,473,550
                                                                                 -------------
TOTAL CONVERTIBLE BONDS/NOTES (Cost $44,769,169)                                    44,088,220
                                                                                 -------------

SHORT-TERM INVESTMENTS (2.2%)
  Repurchase agreement with State Street Bank & Trust Co.
  dated 10/31/96 at 5.51% to be repurchased at $74,875,458
  on 11/01/96. (Collateralized by $75,515,000 U.S. Treasury
  Note 6.125%, due 03/31/98. Market value of collateral is
  $76,364,544.) (Cost $74,864,000)                                  74,864,000      74,864,000
                                                                                 -------------

                See Accompanying Notes to Financial Statements.
                                       41

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                                        VALUE
                                                                                    --------------
TOTAL INVESTMENTS AT VALUE (97.9%) (Cost $3,151,477,492*)                           $3,316,315,043
OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)                                            69,603,150
                                                                                    --------------
NET ASSETS (100.0%) (applicable to 139,432,457 Common Shares
 and 24,413,853 Advisor Shares)                                                     $3,385,918,193
                                                                                    --------------
                                                                                    --------------
NET ASSET VALUE, offering and redemption price per Common Share
 ($2,885,453,131[div]139,432,457)                                                           $20.69
                                                                                            ------
                                                                                            ------
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($500,465,062[div]24,413,853)                                                              $20.50
                                                                                            ------
                                                                                            ------

                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipt
      GDR = Global Depository Receipt
      GDS = Global Depository Share

--------------------------------------------------------------------------------
 `D' Non-income producing security.
 * Cost for Federal income tax purposes is $3,151,484,174.
(A) Denominated in Japanese Yen.
(B) Denominated in New Zealand Dollars

                See Accompanying Notes to Financial Statements.
                                       42

WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (97.7%)
 Automotive Parts-Equipment (0.9%)
   Royal Ltd.                                                        30,000         $    678,041
   Yamakawa Industrial Co., Ltd.                                    100,000              686,395
                                                                                    ------------
                                                                                       1,364,436
                                                                                    ------------
 Banking (2.6%)
   Ace Koeki Co., Ltd.                                               15,000              178,085
   Yutaka Shoji Co., Ltd.                                           200,000            3,693,607
                                                                                    ------------
                                                                                       3,871,692
                                                                                    ------------
 Building Materials (0.7%)
   Emoto Industry Co.                                                90,000              641,105
   Furusato Industries Ltd.                                          29,000              377,451
                                                                                    ------------
                                                                                       1,018,556
                                                                                    ------------
 Business Services (0.5%)
   Nippon Wilson Learning Co.                                        15,000              708,381
                                                                                    ------------
 Commercial Services (0.5%)
   Gakuikusha Corp.                                                  80,000              816,111
                                                                                    ------------
 Computers (2.2%)
   Japan Knowledge Industry Co.                                      50,000              659,573
   Meitec Corp.                                                      70,000            1,440,507
   Melco, Inc.                                                          500               14,950
   Softbank Corp.                                                    11,580            1,099,850
                                                                                    ------------
                                                                                       3,214,880
                                                                                    ------------
 Construction (2.3%)
   Onoken Co., Ltd.                                                  62,000            1,254,067
   Picoi Company Ltd. `D'                                            12,000              263,829
   Yamazaki Construction Co., Ltd.                                  150,000            1,873,186
                                                                                    ------------
                                                                                       3,391,082
                                                                                    ------------
 Drugs & Cosmetics (1.5%)
   Mandom Corp.                                                     150,000            2,150,207
                                                                                    ------------
 Electrical Equipment (0.1%)
   Canare Electric Co.                                                7,000              172,368
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       43

WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Electronics (3.7%)
   Ado Electronic Industrial Co., Ltd.                               45,000         $  1,076,422
   Katsuragawa Electric Co., Ltd.                                   117,000            1,100,959
   Kel Corp.                                                         72,000              823,147
   New Japan Radio Co., Ltd.                                        146,000            1,104,212
   Nihon Electric Wire & Cable Co.                                  100,000              967,373
   Yamaichi Electronics Co., Ltd.                                    19,000              359,247
                                                                                    ------------
                                                                                       5,431,360
                                                                                    ------------
 Engineering & Construction (1.7%)
   Masaru Corp.                                                     100,000              825,785
   Sawako Corp.                                                      50,000              897,019
   Taisei Oncho Co., Ltd.                                            56,000              733,796
                                                                                    ------------
                                                                                       2,456,600
                                                                                    ------------
 Financial Services (7.7%)
   Daiichi Commodities Co., Ltd.                                     93,000              842,406
   Japan Asia Investment Co., Ltd. `D'                               50,000              488,084
   Japan Associated Finance Co., Ltd.                                11,000              906,429
   Okato Shoji Co., Ltd.                                            153,000            1,964,471
   Shohkoh Fund & Co., Ltd.                                          30,000            6,305,514
   Takefuji Corp. `D'                                                10,000              726,409
                                                                                    ------------
                                                                                      11,233,313
                                                                                    ------------
 Foods (2.5%)
   Kb Co., Ltd. `D'                                                  70,000              548,501
   Mefos Ltd.                                                        16,000              343,330
   Shidax Corp. `D'                                                  44,400            2,733,269
                                                                                    ------------
                                                                                       3,625,100
                                                                                    ------------
 Food Processing (1.6%)
   Ok Food Industry Co., Ltd. `D'                                   419,000            1,061,226
   Sato Foods Industries Co., Ltd.                                   68,000            1,252,836
                                                                                    ------------
                                                                                       2,314,062
                                                                                    ------------
 Healthcare (3.3%)
   Nichii Gakkan Co.                                                100,000            4,836,866
                                                                                    ------------
 Home Appliances (8.3%)
   Yamada Denki Co., Ltd.                                           541,000           12,179,756
                                                                                    ------------
 Home Furnishings/Housewares (1.4%)
   Amway Japan Ltd.                                                  50,000            1,996,306
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       44

WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Machinery (Electric) (3.8%)
   Meiki Co.                                                        100,000         $    993,756
   Misumi Corp.                                                     114,200            2,611,204
   Nissei Asb Machine Co.`D'                                        136,000            2,033,242
                                                                                    ------------
                                                                                       5,638,202
                                                                                    ------------
 Manufacturing (9.0%)
   Fujimi, Inc.                                                      16,400              822,091
   Jamco Corp.                                                      250,000            3,407,792
   Kadoya Sesame Mills, Inc.                                        143,000            1,578,269
   Nitori Co., Ltd.                                                  50,000              888,224
   Nitta Industrial Corp.                                           151,000            2,363,732
   Nitto Kohki Co., Ltd.                                             45,000            1,484,038
   Tokyo Denpa Co., Ltd.                                             20,000              694,750
   Ube-Nitto Kasei Co., Ltd.                                        200,000            1,952,335
                                                                                    ------------
                                                                                      13,191,231
                                                                                    ------------
 Pharmaceuticals (0.7%)
   Fuji Pharmaceutical Co., Ltd.                                    136,000              956,820
                                                                                    ------------
 Restaurants (12.3%)
   Doutor Coffee Co., Ltd.                                          100,000            4,441,122
   Jonathan's Co., Ltd.                                              16,000              232,170
   Plenus Co., Ltd.                                                 238,000           10,046,610
   Saint Marc Co., Ltd.                                              44,400            3,358,016
                                                                                    ------------
                                                                                      18,077,918
                                                                                    ------------
 Retail (14.6%)
   Aderans Co., Ltd.                                                 63,000            1,529,153
   Circle K Japan Co., Ltd.                                          93,000            3,884,883
   Fast Retailing Co., Ltd                                            3,000               79,676
   House of Rose Co., Ltd. `D'                                       22,000              501,099
   Keiiyu Co., Ltd.                                                  10,000              241,843
   Kuroganeya Co., Ltd.                                              81,000            1,125,495
   Ryohin Keikaku Co., Ltd.                                          45,000            3,617,096
   Sundrug Co., Ltd.                                                194,000            7,250,901
   Suruga Co., Ltd.                                                  54,000            1,087,503
   Yamazawa Co., Ltd.                                               160,000            2,110,632
                                                                                    ------------
                                                                                      21,428,281
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       45

WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Retail Merchandising (10.7%)
   Blue Grass Co., Ltd.                                              40,000         $    858,324
   Cox Corp.                                                        150,000            1,345,528
   Jeans Mate Corp.                                                  45,700            1,446,838
   Konaka Co., Ltd.                                                 165,000            2,176,590
   Leo Co., Ltd.                                                    110,000              880,310
   Nagaileben Co., Ltd.                                              90,400            3,796,148
   Paris Miki, Inc.                                                 130,300            5,156,539
   Right On Co., Ltd.                                                 6,000               73,872
                                                                                    ------------
                                                                                      15,734,149
                                                                                    ------------
 Shipbuilding (0.5%)
   Namura Shipbuilding Co., Ltd.                                    200,000              745,757
                                                                                    ------------
 Transportation (1.0%)
   K.R.S. Corp.                                                     100,000            1,521,414
                                                                                    ------------
 Travel (3.6%)
   H.I.S. Co., Ltd.                                                 100,000            5,311,758
                                                                                    ------------
TOTAL COMMON STOCK (Cost $156,732,015)                                               143,386,606
                                                                                    ------------

                                                                   PAR
                                                                   ---------
SHORT-TERM INVESTMENTS (2.3%)
  Repurchase agreement with State Street Bank & Trust Co. dated
  10/31/96 at 5.51% to be repurchased at $3,353,513 on
  11/01/96. (Collateralized by $3,325,000 U.S. Treasury Note
  6.00%, due 05/31/98. Market value of collateral is
  $3,423,460.) (Cost $3,353,000)                                   3$,353,000          3,353,000
                                                                                    ------------

TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $160,085,015*)                            $146,739,606
                                                                                    ------------
                                                                                    ------------

--------------------------------------------------------------------------------
`D' Non-income producing security.
 * Also cost for Federal income tax purposes.

                See Accompanying Notes to Financial Statements.
                                       46

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS
October 31, 1996
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCK (95.1%)
 Argentina (4.6%)
   Banco Frances del Rio de la Plata SA ADR                           64,000        $  1,680,000
   Telefonica de Argentina SA ADR                                    187,300           4,354,725
   YPF SA ADR                                                        180,300           4,101,825
                                                                                    ------------
                                                                                      10,136,550
                                                                                    ------------
 Australia (7.1%)
   Accor Asia Pacific Co., Ltd.                                   10,860,253           6,538,654
   Novus Petroleum Ltd.                                            4,904,223           8,935,788
                                                                                    ------------
                                                                                      15,474,442
                                                                                    ------------
 Brazil (4.3%)
   Celesc-Centrais Electricas de Santa Catarina SA ADR `D'            37,000           3,117,250
   Globex Utilidades SA `D'                                           95,000           1,794,023
   Panamerican Beverages, Inc. Class A                               103,000           4,493,375
                                                                                    ------------
                                                                                       9,404,648
                                                                                    ------------
 Chile (7.6%)
   Banco de A. Edwards ADR                                           297,900           5,697,338
   Compania de Telecommunicacion de Chile SA ADR                       6,450             636,131
   Enersis SA ADR                                                    236,100           6,935,438
   Santa Isabel SA ADR                                               100,000           2,812,500
   Sociedad Quimica y Minera de Chile ADR                              9,100             523,250
                                                                                    ------------
                                                                                      16,604,657
                                                                                    ------------
 China (5.5%)
   Cheung Kong Infrastructure Holdings Ltd. `D'                    1,000,000           1,862,462
   China Hong Kong Photo Products Holdings Ltd.                    2,394,000             905,681
   Ek Chor China Motorcycle Co., Ltd.                                 80,000             470,000
   Guangshen Railway Co., Ltd. `D'                                 5,460,421           2,030,434
   Guangshen Railway Co., Ltd. ADR `D'                               279,368           5,203,229
   Henderson China Holding Ltd.                                      443,000           1,002,690
   Shanghai Haixing Shipping                                       8,076,000             595,383
                                                                                    ------------
                                                                                      12,069,879
                                                                                    ------------
 Egypt (2.4%)
   Commercial International Bank Ltd.                                 13,511           1,789,763
   Commercial International Bank Ltd. GDR `D'                        117,700           1,706,650
   Mibbank International `D'                                           6,778             745,739
   Suez Cement Co., Ltd.                                              67,000             958,054
                                                                                    ------------
                                                                                       5,200,206
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       47

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCK (CONT'D)
 Hong Kong (5.2%)
   Cathay Pacific Airways                                            552,000        $    863,872
   Citic Pacific Ltd.                                                 91,100             443,028
   Hong Kong Land Holdings Ltd.                                    2,154,000           4,803,420
   Hong Kong Land Holdings Ltd. ADR                                  150,700           1,680,305
   HSBC Holdings PLC                                                       7                 143
   Jardine Matheson Holdings Ltd. ADR                                429,272           2,425,387
   Wing Hang Bank Ltd.                                               260,000           1,045,824
                                                                                    ------------
                                                                                      11,261,979
                                                                                    ------------
 India (4.9%)
   Bharat Petroleum Corp., Ltd.                                       24,000             189,545
   Bombay Suburban Electric Supply Co., Ltd                          355,150           1,956,888
   Bombay Suburban Electric Supply Co., Ltd. GDR                      46,500             883,500
   Crompton Greaves Co., Ltd.                                        128,000             506,358
   Crompton Greaves Co., Ltd. GDR `D'                                 26,000             112,710
   Grasim Industries Ltd.                                             53,550             634,384
   Grasim Industries Ltd. GDR                                         65,700             919,800
   Hindalco Industries Ltd.                                            3,225              53,583
   Indorama Synthetics GDR                                           305,000           2,655,940
   Reliance Industries Ltd.                                           39,000             223,156
   Reliance Industries Ltd. GDS                                       83,700             941,625
   State Bank of India Ltd.                                           97,800             636,985
   State Bank of India Ltd. GDR `D'                                   70,000           1,057,000
                                                                                    ------------
                                                                                      10,771,474
                                                                                    ------------
 Indonesia (6.7%)
   P.T. Bank International Indonesia                                  10,699              17,232
   P.T. Bank Nisp                                                  1,602,500           1,780,938
   P.T. Dynaplast Ltd.                                             2,209,000           2,348,233
   P.T. Indosat                                                       78,000             236,186
   P.T. Indosat ADR                                                   41,500           1,250,188
   P.T. Mulia Industrindo                                            259,350             245,064
   P.T. Pabrik Kertas Tjiwi Kimia                                  1,331,000           1,372,018
   P.T. Semen Cibinong                                               772,000           1,707,634
   P.T. Sinar Mas Multiartha                                       2,269,500           2,290,701
   P.T. Steady Safe Transportation Service                         3,491,032           3,373,702
                                                                                    ------------
                                                                                      14,621,896
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       48

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCK (CONT'D)
 Israel (3.9%)
   Ampal-American Israel Corp. Class A                                 4,200        $     19,950
   Blue Square-Israel Ltd. ADR `D'                                   306,200           4,822,650
   Clal Electronics Industries Ltd.                                    6,902             538,062
   ECI Telecommunications Limited Designs                            154,200           3,084,000
                                                                                    ------------
                                                                                       8,464,662
                                                                                    ------------
 Malaysia (1.6%)
   Land and General BHD                                            1,599,500           3,482,680
                                                                                    ------------
 Mexico (1.3%)
   Gruma SA de CV Class B `D'                                        574,035           2,855,860
                                                                                    ------------
 Morocco (0.7%)
   Banq Marocaine Commerce GDR `D'                                   100,000           1,587,500
                                                                                    ------------
 Philippines (3.3%)
   Millicom International Cellular SA ADR `D'                        137,300           5,457,675
   Solid Group Inc. `D'                                            8,210,000           1,689,558
                                                                                    ------------
                                                                                       7,147,233
                                                                                    ------------
 Portugal (5.5%)
   Cimpor-Cimentos de Portugal SA                                     93,500           1,966,073
   Portugal Telecom SA                                                39,200           1,019,779
   Portugal Telecom SA ADR                                           199,600           5,164,650
   Sonae Investimentos Sociedade Gestora de Participacoes
     Sociais SA                                                      129,800           3,806,019
                                                                                    ------------
                                                                                      11,956,521
                                                                                    ------------
 Russia (0.4%)
   The Russian Prosperity Fund Class A `D'                            78,000             802,620
                                                                                    ------------
 Singapore (4.1%)
   DBS Land Ltd.                                                   1,300,000           4,098,559
   Development Bank of Singapore Ltd.                                405,000           4,860,115
                                                                                    ------------
                                                                                       8,958,674
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       49

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCK (CONT'D)
 South Korea (11.5%)
   Chonggu Housing and Construction                                  184,990        $  4,332,897
   Daewoo Electronics Co., Ltd.                                      449,480           3,654,752
   Hana Bank                                                          13,156             206,560
   Hana Bank (New) `D'                                                 2,278              34,050
   Hanil Bank                                                         38,900             357,918
   Inchon Iron & Steel Co., Ltd.                                      99,560           2,150,689
   Inchon Iron & Steel Co., Ltd. (New) `D'                            27,186             570,774
   Keum Kang Development Ind. Co. `D'                                109,130           1,840,906
   Keyang Electric Machinery Co.                                      43,430             922,360
   Keyang Electric Machinery Co. (New) `D'                             9,553             191,292
   Korea Long Term Credit Bank                                        41,910             905,337
   L.G. Construction Co., Ltd. `D'                                   164,180           3,267,660
   Samsung Electronics Co., Ltd.                                      54,965           3,875,566
   Samsung Electronics Co., Ltd. (New) `D'                             1,966             134,805
   Samsung Electronics Co., Ltd. GDR                                   3,700             170,200
   Ssangyong Investment & Securities Co., Ltd. `D'                   165,700           2,533,762
                                                                                    ------------
                                                                                      25,149,528
                                                                                    ------------
 Taiwan (7.9%)
   China Steel Corp.                                               1,242,300           1,105,972
   GP-Taiwan Index Fund `D'                                          180,000             175,500
   Hocheng Group Corp.                                               696,900           1,114,230
   Pacific Electrical Wire and Cable Co. `D'                       2,300,000           1,922,238
   Phoenixtec Power Co., Ltd. `D'                                  4,065,180           6,647,278
   Tatung Co., Ltd.                                                1,023,750           1,953,011
   Ton Yi Industrial Corp. `D'                                     2,749,664           3,317,182
   Wan Hai Lines Co., Ltd.                                           400,000           1,126,453
                                                                                    ------------
                                                                                      17,361,864
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       50

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCK (CONT'D)
 Thailand (5.9%)
   Bangkok Bank Public Co., Ltd.                                     187,800        $  2,007,924
   First Bangkok City Bank Public Co., Ltd.                        1,196,300           1,387,219
   I.C.C. International Public Co., Ltd.                             136,100             888,074
   Industrial Finance Corp. of Thailand                              597,600           1,726,557
   Jasmine International Public Co., Ltd.                            778,300           2,141,549
   Land and House Public Co., Ltd.                                    87,600             730,000
   Loxley Public Co., Ltd.                                            96,800             703,931
   Matichon Public Co., Ltd.                                          49,500             229,599
   Ruam Pattana Fund II                                            3,822,000           1,765,271
   Siam Cement Public Co., Ltd.                                       13,700             469,591
   Thai Military Bank Public Co., Ltd.                               366,200             849,284
                                                                                    ------------
                                                                                      12,898,999
                                                                                    ------------
 Zimbabwe (0.7%)
   Trans Zambesi Industries GDR                                      750,000           1,537,500
                                                                                    ------------
TOTAL COMMON STOCK (Cost $215,979,893)                                               207,749,372
                                                                                    ------------
PREFERRED STOCK (0.2%)
 South Korea (0.2%)
   Keyang Electronic Machinery Co.                                     4,190              34,934
   Samsung Electronics Co., Ltd.                                      10,155             367,503
   Samsung Electronics Co., Ltd. (New) `D'                             3,060             106,389
                                                                                    ------------
TOTAL PREFERRED STOCK (Cost $1,171,760)                                                  508,826
                                                                                    ------------

STOCK WARRANTS (0.0%)
 Hong Kong (0.0%)
   Jardine Strategic Holdings, 05/02/98 `D'                           21,000               6,090
                                                                                    ------------
TOTAL STOCK WARRANTS (Cost $10,610)                                                        6,090
                                                                                    ------------

CALL OPTIONS (0.0%)
 South Korea (0.0%)
   Kospi 200 Index, 12/04/96 (Strike Price $.126002) `D'          15,531,080                   0
   Kospi 200 Index, 12/06/96 (Strike Price $.125812) `D'          14,754,684                  15
   Kospi 200 Index, 12/13/96 (Strike Price $.118539) `D'          19,172,823                 518
   Kospi 200 Index, 01/24/97 (Strike Price $.108243) `D'          31,894,727              40,698
   Kospi 200 Index, 02/07/97 (Strike Price $.110156) `D'          15,130,058              19,427
                                                                                    ------------
TOTAL CALL OPTIONS (Cost $1,170,025)                                                      60,658
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       51

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                     PAR               VALUE
CONVERTIBLE BONDS (2.3%)
 China (0.9%)
   Henderson Capital International 5.00%, 03/28/97                $2,230,000        $  1,928,950
                                                                                    ------------
 Thailand (1.4%)
   Bangkok Bank Public Co., Ltd. 3.25%, 03/03/04                   3,040,000           3,123,600
                                                                                    ------------
TOTAL CONVERTIBLE BONDS (Cost $5,673,602)                                              5,052,550
                                                                                    ------------
SHORT-TERM INVESTMENTS (0.7%)
  Repurchase agreement with State Street Bank & Trust Co.
  dated 10/31/96 at 5.51% to be repurchased at $1,517,232 on
  11/01/96. (Collateralized by $1,505,000 U.S. Treasury Note
  6.00%, due 05/31/98. Market value of collateral is
  $1,549,566.) (Cost $1,517,000.)                                  1,517,000           1,517,000
                                                                                    ------------
TOTAL INVESTMENTS AT VALUE (98.3%) (Cost $225,522,890*)                              214,894,496
OTHER ASSETS IN EXCESS OF LIABILITIES (1.7%)                                           3,675,851
                                                                                    ------------
NET ASSETS (100.0%) (applicable to 17,916,617 Common Shares and 12,241
Advisor Shares)                                                                     $218,570,347
                                                                                    ------------
                                                                                    ------------
NET ASSET VALUE, offering and redemption price per Common Share
 ($218,420,935[div]17,916,677)                                                            $12.19
                                                                                          ------
                                                                                          ------
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($149,412[div]12,241)                                                                    $12.21
                                                                                          ------
                                                                                          ------

                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipt
      GDR = Global Depository Receipt
      GDS = Global Depository Share

--------------------------------------------------------------------------------
`D' Non-income producing security.
* Cost for Federal income tax purposes is $225,598,155.

                See Accompanying Notes to Financial Statements.
                                       52

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (90.9%)
 Business Services (9.6%)
   Abacus Direct Corp. `D'                                            7,200         $    189,000
   CCC Information Services Group `D'                                43,300              811,875
   COHR, Inc. `D'                                                   140,000            3,430,000
   Daisytek International Corp. `D'                                  44,300            1,694,475
   First Data Corp.                                                  12,000              957,000
   On Assignment, Inc. `D'                                           56,000            1,722,000
   Outdoor Systems, Inc. `D'                                         22,000              984,500
   QuickResponse Services, Inc. `D'                                  67,000            2,487,375
   Staffing Resources, Inc. `D' #                                     4,000               44,000
   SunGard Data Systems, Inc. `D'                                    20,000              855,000
   Universal Outdoor Holdings, Inc. `D'                              39,600            1,163,250
   Wilmar Industries, Inc. `D'                                       67,200            1,444,800
                                                                                    ------------
                                                                                      15,783,275
                                                                                    ------------
 Computers (24.7%)
   Applix, Inc. `D'                                                  66,000            1,600,500
   Aspect Development, Inc. `D'                                      38,000              945,250
   Aurum Software, Inc. `D'                                          14,700              466,725
   Avant! Corp. `D'                                                  75,000            2,268,750
   Baan Co., N.V. `D'                                                66,000            2,442,000
   BMC Software, Inc. `D'                                            54,000            4,482,000
   Citrix Systems, Inc. `D'                                          40,000            2,210,000
   Clarify, Inc. `D'                                                 74,000            3,570,500
   FORE Systems, Inc. `D'                                            27,000            1,073,250
   Integrated Systems, Inc. `D'                                      70,000            1,890,000
   McAfee Associates, Inc. `D'                                       97,500            4,436,250
   Memco Software Ltd. `D'                                           12,200              222,650
   Parametric Technology Corp.                                       62,000            3,030,250
   Peoplesoft Inc. `D'                                               22,000            1,974,500
   Pure Atria Corp. `D'                                              99,624            2,714,754
   Rational Software Corp. `D'                                       93,400            3,584,225
   SQA, Inc. `D'                                                     49,000            1,341,375
   Tecnomatix Technologies Ltd. `D'                                 150,000            2,606,250
                                                                                    ------------
                                                                                      40,859,229
                                                                                    ------------
 Consumer Non-Durables (1.4%)
   Carson, Inc. Class A `D'                                          18,100              294,125
   Sola International, Inc. `D'                                      55,000            1,986,875
                                                                                    ------------
                                                                                       2,281,000
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       53

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Consumer Services (2.5%)
   DeVRY, Inc. `D'                                                   50,000         $  2,493,750
   Veterinary Centers of America, Inc. `D'                           88,000            1,617,000
                                                                                    ------------
                                                                                       4,110,750
                                                                                    ------------
 Electronics (11.6%)
   Altera Corp. `D'                                                  33,500            2,077,000
   EPIC Design Technology, Inc. `D'                                  93,000            2,278,500
   Glenayre Technologies, Inc. `D'                                  102,000            2,626,500
   Linear Technology Corp.                                           42,000            1,407,000
   Maxim Integrated Products, Inc. `D'                               75,000            2,625,000
   Microchip Technology, Inc. `D'                                    64,000            2,320,000
   SELECT Software Tools ADR `D'                                     11,700              257,400
   Synopsys, Inc. `D'                                                62,000            2,790,000
   Xilinx, Inc. `D'                                                  85,000            2,783,750
                                                                                    ------------
                                                                                      19,165,150
                                                                                    ------------
 Environmental Services (1.6%)
   USA Waste Services, Inc. `D'                                      80,000            2,560,000
                                                                                    ------------
 Financial Services (2.4%)
   PMT Services, Inc. `D'                                           130,000            2,600,000
   Transaction Systems Architects, Inc. Class A `D'                  34,000            1,411,000
                                                                                    ------------
                                                                                       4,011,000
                                                                                    ------------
 Healthcare (8.2%)
   Advanced Tissue Sciences, Inc. `D'                                70,000            1,137,500
   American Oncology Resources, Inc. `D'                            140,000            1,120,000
   EmCare Holdings, Inc. `D'                                        128,000            3,200,000
   Harborside Healthcare Corp. `D'                                  120,000            1,185,000
   OccuSystems, Inc. `D'                                             47,000            1,286,625
   PhyMatrix Corp. `D'                                               14,900              247,712
   Physician Reliance Network, Inc. `D'                             180,000            1,057,500
   Trex Medical Corp. `D'                                             3,800               66,975
   Trex Medical Corp. `D' #                                           2,400               40,185
   VISX, Inc. `D'                                                    90,000            2,272,500
   Vivra, Inc. `D'                                                   61,000            1,944,375
                                                                                    ------------
                                                                                      13,558,372
                                                                                    ------------
 Leisure & Entertainment (2.3%)
   Premier Parks, Inc. `D'                                           63,100            2,003,425
   Regal Cinemas, Inc. `D'                                           67,000            1,742,000
                                                                                    ------------
                                                                                       3,745,425
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       54

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Lodging & Restaurants (1.2%)
   Doubletree Corp. `D'                                              50,900         $  2,064,631
                                                                                    ------------
 Office Equipment & Supplies (2.2%)
   Physician Computer Network `D'                                   235,000            2,100,313
   Viking Office Products, Inc. `D'                                  53,200            1,549,450
                                                                                    ------------
                                                                                       3,649,763
                                                                                    ------------
 Oil Services (2.4%)
   Forcenergy Gas Exploration, Inc. `D'                              72,000            1,971,000
   Input/Output, Inc. `D'                                            69,000            2,052,750
                                                                                    ------------
                                                                                       4,023,750
                                                                                    ------------
 Pharmaceuticals (9.1%)
   Agouron Pharmaceuticals, Inc. `D'                                 19,000            1,087,750
   Applied Analytical Industries, Inc. `D'                            3,600               78,300
   BioChem Pharma, Inc. `D'                                          40,000            1,705,000
   Genzyme Corp. -- General Division `D'                             80,000            1,840,000
   Gilead Sciences, Inc. `D'                                         35,000              818,125
   Ligand Pharmaceuticals, Inc. Class B `D'                          76,000              940,500
   Pharmaceutical Product Development, Inc. `D'                      95,000            1,816,875
   SangStat Medical Corp. `D'                                        90,000            2,362,500
   Serologicals Corp. `D'                                            94,000            2,867,000
   Vivus, Inc.                                                       45,000            1,507,500
                                                                                    ------------
                                                                                      15,023,550
                                                                                    ------------
 Retail (2.6%)
   Borders Group, Inc. `D'                                           60,900            1,918,350
   PETsMART, Inc. `D'                                                78,000            2,106,000
   Stage Stores, Inc. `D'                                            17,300              315,725
                                                                                    ------------
                                                                                       4,340,075
                                                                                    ------------
 Telecommunications & Equipment (7.9%)
   Advanced Fibre Communication, Inc. `D'                             9,800              559,825
   Cascade Communications Corp. `D'                                  41,000            2,977,625
   Mcleod, Inc. `D'                                                  34,700            1,127,750
   MFS Communications Co., Inc.                                      39,555            1,982,694
   PictureTel Corp. `D'                                              36,000              972,000
   Tellabs, Inc. `D'                                                 27,000            2,298,375
   3Com Corp. `D'                                                    47,000            3,178,375
                                                                                    ------------
                                                                                      13,096,644
                                                                                    ------------
 Transportation (1.2%)
   Coach USA, Inc. `D'                                               70,000            1,907,500
                                                                                    ------------
TOTAL COMMON STOCK (Cost $135,644,376)                                               150,180,114
                                                                                    ------------
FOREIGN COMMON STOCK (0.9%)
 Business Services
   Freepages Group PLC `D' (Cost $1,418,565)                      2,500,000            1,545,840
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       55

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                        MATURITY         PAR               VALUE
                                                        --------     -----------        ------------

UNITED STATES TREASURY OBLIGATIONS (0.6%)
 U.S. Treasury Bills**
   4.815%                                               12/19/96     $   160,000        $    158,953
   4.89%                                                01/02/97         300,000             297,411
   5.19%                                                09/18/97         500,000             477,100
                                                                                        ------------
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $933,283)                                     933,464
                                                                                        ------------

SHORT-TERM INVESTMENTS (6.7%)
  Repurchase agreement with State Street Bank &
  Trust Company dated 10/31/96 at 5.51% to be
  repurchased at $11,114,701 on 11/01/96.
  (Collateralized by $11,210,000 U.S. Treasury
  Note 6.125%, due 03/31/98. Market value of
  collateral is $11,336,113.) (Cost $11,113,000)                      11,113,000          11,113,000
                                                                                        ------------
TOTAL INVESTMENTS AT VALUE (99.1%) (Cost $149,109,224*)                                  163,772,418
OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)                                               1,512,900
                                                                                        ------------
NET ASSETS (100.0%) (applicable to 10,300,847 Common Shares and
 12,818 Advisor Shares)                                                                 $165,285,318
                                                                                        ------------
                                                                                        ------------
NET ASSET VALUE, offering and redemption price
 per Common Share
 ($165,081,068[div]10,300,847)                                                                $16.03
                                                                                              ------
                                                                                              ------
NET ASSET VALUE, offering and redemption price
 per Advisor Share
 ($204,250[div]12,818)                                                                        $15.93
                                                                                              ------
                                                                                              ------

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt

--------------------------------------------------------------------------------
 `D' Non-income producing security.
 # Restricted or partially restricted security.
 * Cost for Federal income tax purposes is $149,916,409.
** These securities have been segregated with the Funds' custodian to cover open capital commitments of $930,000 in private fund investments.

                See Accompanying Notes to Financial Statements.
                                       56

WARBURG PINCUS JAPAN GROWTH FUND
STATEMENT OF NET ASSETS
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCK (102.2%)
 Aerospace (1.6%)
   Mitsubishi Heavy Industries Ltd.                                  43,000         $   330,886
                                                                                    -----------
 Aerospace & Defense (2.4%)
   Kawasaki Heavy Industries Ltd.                                   105,000             481,092
                                                                                    -----------
 Automobiles (4.5%)
   Honda Motor Co., Ltd.                                             20,000             478,410
   Isuzu Motors Ltd.                                                 85,000             420,851
                                                                                    -----------
                                                                                        899,261
                                                                                    -----------
 Automotive Parts-Equipment (0.9%)
   Hirata Technical Co., Ltd.                                        14,000             171,137
                                                                                    -----------
 Business Services (0.9%)
   Funai Consulting Co.                                              14,000             169,906
                                                                                    -----------
 Capital Equipment (1.9%)
   Sanden Corp.                                                      50,000             372,878
                                                                                    -----------
 Chemicals (2.0%)
   Noritsu Koki Co., Ltd.                                               500              26,163
   Toray Industries, Inc.                                            62,000             374,584
                                                                                    -----------
                                                                                        400,747
                                                                                    -----------
 Communications & Media (1.9%)
   NTT Data Communications Systems Co.                                   13             385,278
                                                                                    -----------
 Computers (2.8%)
   I.O. Data Device, Inc.                                             7,700             203,826
   Net One System Co., Ltd.`D'                                        3,000             369,361
                                                                                    -----------
                                                                                        573,187
                                                                                    -----------
 Electrical Equipment (1.8%)
   Shinmei Electric Co.                                              18,000             360,918
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       57

WARBURG PINCUS JAPAN GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCK (CONT'D)
 Electronics (23.5%)
   Advantest Corp.                                                    7,000         $   264,708
   Anritsu Corp.                                                     35,000             467,857
   Daitec Co., Ltd.                                                   8,000             467,857
   Fujitsu Denso Ltd.                                                15,700             517,764
   Keyence Corp.                                                      3,200             371,471
   Murata Manufacturing Co., Ltd.                                     9,000             289,684
   Pioneer Electronic Corp.                                          23,000             455,105
   Rohm Co., Ltd.                                                     5,000             296,808
   Sharp Corp.                                                       31,000             471,638
   Sony Corp.                                                         6,300             378,410
   TDK Corp.                                                          7,000             411,222
   Yamatake-Honeywell Co.                                            21,000             352,739
                                                                                    -----------
                                                                                      4,745,263
                                                                                    -----------
 Engineering & Construction (2.0%)
   Japan Industrial Land Development Co.                             14,000             403,834
                                                                                    -----------
 Entertainment (1.8%)
   Shochiku Co.                                                      36,000             367,250
                                                                                    -----------
 Finance (2.4%)
   Japan Asia Investment Co., Ltd.`D'                                50,000             488,084
                                                                                    -----------
 Financial Services (6.1%)
   Orix Corp.                                                        11,500             428,810
   Shohkoh Fund & Co., Ltd.                                           2,400             504,441
   Wako Securities Co.                                               47,000             296,772
                                                                                    -----------
                                                                                      1,230,023
                                                                                    -----------
 Industrial Mfg. & Processing (5.6%)
   Denki Kogyo Co., Ltd.                                             48,000             426,348
   Fujikura Ltd.                                                     55,000             419,356
   Kitagawa Industries Co., Ltd.                                      7,000             283,177
                                                                                    -----------
                                                                                      1,128,881
                                                                                    -----------
 Manufacturing (3.2%)
   Nitta Corp.                                                       26,000             407,000
   Zuiko Corp.                                                       13,000             243,514
                                                                                    -----------
                                                                                        650,514
                                                                                    -----------
 Office Equipment (2.3%)
   Canon, Inc.                                                       24,000             460,118
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       58

WARBURG PINCUS JAPAN GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCK (CONT'D)
 Office Equipment & Supplies (2.0%)
   King Jim Co., Ltd.                                                18,000         $   413,156
                                                                                    -----------
 Railroads (1.9%)
   West Japan Railway Co.                                               120             392,578
                                                                                    -----------
 Real Estate (9.8%)
   Daibiru Corp.                                                     26,000             294,961
   Hankyu Realty Co.                                                 53,000             480,081
   Meiwa Estate Co., Ltd.`D'                                         18,000             555,623
   Mitsubishi Estate Co., Ltd.                                       24,000             299,710
   Tachihi Enterprise Co., Ltd.                                      10,000             343,857
                                                                                    -----------
                                                                                      1,974,232
                                                                                    -----------
 Retail (2.1%)
   Homac Corp.                                                        5,600             100,959
   Ryohin Keikaku Co., Ltd.                                           4,000             321,520
                                                                                    -----------
                                                                                        422,479
                                                                                    -----------
 Retail Food Chains (7.3%)
   Chain Store Okuwa Co., Ltd.                                       26,000             379,562
   Jusco Co., Ltd.                                                   16,000             475,596
   Mycal Corp.                                                       32,000             492,481
   Uny Co., Ltd.                                                      7,000             121,273
                                                                                    -----------
                                                                                      1,468,912
                                                                                    -----------
 Steel (2.1%)
   Nkk Corp.`D'                                                     167,000             420,033
                                                                                    -----------
 Telecommunications (2.1%)
   Nippon Denwa Shisetsu Co.                                         39,000             425,292
                                                                                    -----------
 Telecommunications & Equipment (3.5%)
   Japan Radio Co.                                                   23,000             307,449
   Nitto Electric Works Ltd.                                         23,000             398,470
                                                                                    -----------
                                                                                        705,919
                                                                                    -----------
 Textiles (1.5%)
   Shoei Co.                                                         25,000             296,809
                                                                                    -----------
 Utilities-Telecommunication (2.3%)
   DDI Corp.                                                             62             466,187
                                                                                    -----------
TOTAL COMMON STOCK (Cost $21,940,756)                                                20,604,854
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       59

WARBURG PINCUS JAPAN GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
CALL OPTIONS (0.1%)
 Japan
   Topix Index, 03/14/97 (Strike Price 1,539.20) `D'                 28,339         $    17,134
                                                                                    -----------
TOTAL CALL OPTIONS (Cost $20,000)                                                        17,134
                                                                                    -----------

                                                                      PAR
                                                                   ---------
SHORT-TERM INVESTMENTS (0.7%)
  Repurchase agreement with State Street Bank & Trust Co. dated
  10/31/96 at 5.51% to be repurchased at $145,022 on 11/01/96.
  (Collateralized by $150,000 U.S. Treasury Note 6.125%, due
  03/31/98. Market value of collateral is $151,688.) (Cost
  $145,000)                                                        $145,000             145,000
                                                                                    -----------
TOTAL INVESTMENTS AT VALUE (103.0%) (Cost $22,105,756*)                              20,766,988
LIABILITIES IN EXCESS OF OTHER ASSETS (3.0%)                                          (608,539)
                                                                                    -----------
NET ASSETS (100.0%) (applicable to 2,045,747 Common Shares and 120 Advisor
 Shares)                                                                            $20,158,449
                                                                                    -----------
                                                                                    -----------
NET ASSET VALUE, offering and redemption price per Common Share
 ($20,157,269[div]2,045,747)                                                              $9.85
                                                                                          -----
                                                                                          -----
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($1,180[div]120)                                                                         $9.83
                                                                                          -----
                                                                                          -----

--------------------------------------------------------------------------------
`D' Non-income producing security.
* Cost for Federal income tax purposes is $22,124,870.

                See Accompanying Notes to Financial Statements.
                                       60

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (92.4%)
 Aerospace & Defense (2.2%)
   Tracor, Inc. `D'                                                    79,800        $ 1,815,450
                                                                                     -----------
 Banks & Savings & Loans (11.9%)
   Cullen/Frost Bankers, Inc.                                          33,600          1,010,100
   Eagle Financial Corp.                                               54,800          1,465,900
   Quaker City Bancorp, Inc. `D'                                      139,750          2,270,938
   RCSB Financial, Inc.                                                99,100          2,873,900
   Texas Regional Bancshares, Inc.                                     74,400          2,399,400
                                                                                     -----------
                                                                                      10,020,238
                                                                                     -----------
 Business Services (2.2%)
   American List Corp.                                                 66,100          1,817,750
                                                                                     -----------
 Capital Equipment (4.5%)
   Allied Products Corp.                                               44,200          1,093,950
   Avondale Industries, Inc. `D'                                      143,400          2,348,175
   Wabash National Corp.                                               22,900            369,262
                                                                                     -----------
                                                                                       3,811,387
                                                                                     -----------
 Chemicals (0.6%)
   Foamex International, Inc. `D'                                      32,700            510,938
                                                                                     -----------
 Communications & Media (0.4%)
   Metro Networks, Inc. `D'                                            16,500            334,125
                                                                                     -----------
 Conglomerates (1.2%)
   Oglebay Norton Co.                                                  22,500            978,750
                                                                                     -----------
 Consumer Durables (1.8%)
   Triangle Pacific Corp.                                              72,700          1,538,059
                                                                                     -----------
 Consumer Non-Durables (12.4%)
   American Safety Razor Corp. `D'                                    143,000          1,769,625
   Donnkenny, Inc. `D'                                                 89,400          1,128,675
   Norton McNaughton, Inc. `D'                                        118,700            934,763
   Samsonite Corp. `D'                                                 50,700          1,711,125
   Scotts Co. Class A `D'                                             103,600          1,929,550
   Standex International Corp.                                         43,500          1,337,625
   Westpoint Stevens, Inc. `D'                                         59,500          1,584,188
                                                                                     -----------
                                                                                      10,395,551
                                                                                     -----------
 Electronics (7.4%)
   ESCO Electronics Corp. `D'                                         267,800          2,611,050
   Larson Davis, Inc. `D'                                             377,800          3,600,906
                                                                                     -----------
                                                                                       6,211,956
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       61

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Energy (7.4)%
   Forest Oil Corp. `D'                                               130,500        $ 1,957,500
   Nuevo Energy Co. `D'                                                40,400          2,014,950
   Patina Oil & Gas Corp. `D'                                          50,000            400,000
   Texas Meridian Resources Corp. `D'                                 101,650          1,829,700
                                                                                     -----------
                                                                                       6,202,150
                                                                                     -----------
 Engineering & Construction (1.5%)
   Gradall Industries, Inc. `D'                                       119,200          1,296,300
                                                                                     -----------

 Financial Services (11.7%)
   Commerce Group, Inc.                                                68,500          1,644,000
   First Alliance Corp. `D'                                            62,400          1,700,400
   Liberty Financial Companies, Inc.                                   29,700          1,043,213
   National Western Life Insurance Co. Class A `D'                     18,800          1,447,600
   Transport Holdings, Inc. Class A `D'                                25,450          1,934,200
   Triad Guaranty, Inc. `D'                                            41,350          1,250,837
   White River Corp. `D'                                               13,700            794,600
                                                                                     -----------
                                                                                       9,814,850
                                                                                     -----------
 Food, Beverages & Tobacco (1.5%)
   Suiza Foods Corp. `D'                                               72,900          1,257,525
                                                                                     -----------
 Healthcare (1.2%)
   Hooper Holmes, Inc.                                                 70,000          1,041,250
                                                                                     -----------
 Industrial Mfg. & Processing (2.6%)
   Schnitzer Steel Industries, Inc. Class A                            72,200          1,922,325
   Seda Specialty Packaging Corp. `D'                                  15,200            283,100
                                                                                     -----------
                                                                                       2,205,425
                                                                                     -----------
 Leisure & Entertainment (1.6%)
   SCP Pool Corp. `D'                                                  77,000          1,386,000
                                                                                     -----------
 Lodging & Restaurants (3.7%)
   IHOP Corp. `D'                                                      46,150          1,015,300
   Morton's Restaurant Group, Inc. `D'                                136,200          2,094,075
                                                                                     -----------
                                                                                       3,109,375
                                                                                     -----------
 Metals & Mining (2.0%)
   Universal Stainless & Alloy Products, Inc. `D'                     193,300          1,643,050
                                                                                     -----------
 Office Equipment & Supplies (1.1%)
   New England Business Service, Inc.                                  49,700            894,600
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       62

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Real Estate (6.3%)
   Home Properties of New York, Inc.                                   89,700        $ 1,794,000
   Jameson Inns, Inc.                                                 174,100          1,915,100
   U.S. Restaurant Properties Master L.P.                              69,400          1,622,225
                                                                                     -----------
                                                                                       5,331,325
                                                                                     -----------
 Retail (3.1%)
   Cole National Corp. Class A `D'                                     89,850          2,122,705
   Stage Stores, Inc. `D'                                              25,000            456,250
                                                                                     -----------
                                                                                       2,578,955
                                                                                     -----------
 Transportation (4.1%)
   Hub Group, Inc. Class A `D'                                         22,900            509,525
   Landstar Systems, Inc. `D'                                          58,450          1,380,881
   MTL, Inc. `D'                                                       82,700          1,550,625
                                                                                     -----------
                                                                                       3,441,031
                                                                                     -----------
TOTAL COMMON STOCK (Cost $69,479,649)                                                 77,636,040
                                                                                     -----------

SHORT-TERM INVESTMENTS (10.0%)                                        PAR
                                                                   ----------
  Repurchase agreement with State Street Bank & Trust Company dated 10/31/96 at 5.51% to be repurchased at $8,429,290 on
  11/01/96. (Collateralized by $8,505,000 U.S. Treasury Note
  6.125%, due 03/31/98. Market value of collateral is
  $8,600,681.)
   (Cost $8,428,000)                                               $8,428,000          8,428,000
                                                                                     -----------
TOTAL INVESTMENTS AT VALUE (102.4%) (Cost $77,907,649*)                               86,064,040
LIABILITIES IN EXCESS OF OTHER ASSETS (2.4%)                                          (2,014,073)
                                                                                     -----------
NET ASSETS (100.0%) (applicable to 5,844,327 Common Shares and 327 Advisor
 Shares)                                                                             $84,049,967
                                                                                     -----------
                                                                                     -----------
NET ASSET VALUE, offering and redemption price per Common Share
 ($84,045,239[div]5,844,327)                                                              $14.38
                                                                                          ------
                                                                                          ------
NET ASSET VALUE, offering and redemption price per Advisor
 Share ($4,728[div]327)                                                                   $14.46
                                                                                          ------
                                                                                          ------

--------------------------------------------------------------------------------
`D' Non-income producing security.
 * Also cost for Federal income tax purposes.

                See Accompanying Notes to Financial Statements.
                                       63

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS
October 31, 1996
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                    ---------        ----------
COMMON STOCK (65.9%)
 Business Services (8.9%)
   COHR, Inc. `D'                                                      1,600         $   39,200
   Corporate Express, Inc. `D'                                           700             22,837
   Daisytek International Corp. `D'                                      700             26,775
   First Data Corp.                                                      500             39,875
   Flextronics International Ltd. `D'                                    900             20,925
   On Assignment, Inc. `D'                                               700             21,525
   Outdoor Systems, Inc. `D'                                             600             26,850
   QuickResponse Services, Inc. `D'                                      800             29,700
   Superior Consultant Holdings, Inc. `D'                                100              2,450
   Walsh International, Inc. `D'                                       2,300             20,125
   Wilmar Industries, Inc. `D'                                           800             17,200
                                                                                     ----------
                                                                                        267,462
                                                                                     ----------
 Communications & Media (0.8%)
   Central European Media Enterprises Ltd. Class A `D'                   900             25,200
                                                                                     ----------
 Computers (18.5%)
   Aurum Software, Inc. `D'                                              200              6,350
   Baan Co. N.V. `D'                                                   1,200             44,400
   BMC Software, Inc. `D'                                                700             58,100
   Citrix Systems, Inc. `D'                                              900             49,725
   Clarify, Inc. `D'                                                   1,500             72,375
   FORE Systems, Inc. `D'                                                600             23,850
   McAfee Associates, Inc. `D'                                         1,200             54,600
   Memco Software Ltd. `D'                                               200              3,650
   Parametric Technology Corp. `D'                                     1,000             48,875
   PeopleSoft, Inc. `D'                                                  700             62,825
   Pure Atria Corp. `D'                                                1,300             35,425
   Rational Software Corp. `D'                                         1,400             53,725
   Tecnomatix Technologies Ltd. `D'                                    2,500             43,437
                                                                                     ----------
                                                                                        557,337
                                                                                     ----------
 Consumer Non-Durables (1.1%)
   Carson, Inc. Class A `D'                                              300              4,875
   Sola International, Inc. `D'                                          800             28,900
                                                                                     ----------
                                                                                         33,775
                                                                                     ----------
 Consumer Services (2.1%)
   DeVRY, Inc. `D'                                                       700             34,912
   Veterinary Centers of America, Inc. `D'                             1,500             27,562
                                                                                     ----------
                                                                                         62,474
                                                                                     ----------

                See Accompanying Notes to Financial Statements.
                                       64

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                    ---------        ----------
COMMON STOCK (CONT'D)
 Electronics (9.0%)
   Altera Corp. `D'                                                      500         $   31,000
   Avant! Corp. `D'                                                    1,200             36,300
   Glenayre Technologies, Inc. `D'                                     1,600             41,200
   Linear Technology Corp.                                               500             16,750
   Maxim Integrated Products, Inc. `D'                                 1,000             35,000
   Microchip Technology, Inc. `D'                                      1,000             36,250
   Synopsys, Inc. `D'                                                  1,000             45,000
   Xilinx, Inc. `D'                                                      900             29,475
                                                                                     ----------
                                                                                        270,975
                                                                                     ----------
 Environmental Services (1.0%)
   USA Waste Services, Inc. `D'                                        1,000             32,000
                                                                                     ----------
 Financial Services (1.9%)
   PMT Services, Inc. `D'                                              1,400             28,000
   Transaction Systems Architects, Inc. Class A `D'                      700             29,050
                                                                                     ----------
                                                                                         57,050
                                                                                     ----------
 Healthcare (5.4%)
   Advanced Tissue Sciences, Inc. `D'                                    600              9,750
   EmCare Holdings, Inc. `D'                                           2,000             50,000
   OccuSystems, Inc. `D'                                                 900             24,638
   Physician Reliance Network, Inc. `D'                                3,600             21,150
   VISX, Inc. `D'                                                      1,100             27,775
   Vivra, Inc. `D'                                                       900             28,688
                                                                                     ----------
                                                                                        162,001
                                                                                     ----------
 Leisure & Entertainment (1.3%)
   Premier Parks, Inc. `D'                                             1,200             38,100
                                                                                     ----------
 Lodging & Restaurants (0.6%)
   Doubletree Corp. `D'                                                  500             20,281
                                                                                     ----------
 Office Equipment & Supplies (0.6%)
   Viking Office Products, Inc. `D'                                      600             17,475
                                                                                     ----------
 Oil Services (0.6%)
   Input/Output, Inc. `D'                                                600             17,850
                                                                                     ----------
 Pharmaceuticals (4.7%)
   Agouron Pharmaceuticals, Inc. `D'                                     300             17,175
   Bio Chem Pharmaceutical, Inc. `D'                                     700             29,838
   Genzyme Corp. -- General Division `D'                                 500             11,500

                See Accompanying Notes to Financial Statements.
                                       65

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                    ---------        ----------
COMMON STOCK (CONT'D)
 Pharmaceuticals (cont'd)
   Gilead Sciences, Inc. `D'                                             300         $    7,013
   Ligand Pharmaceuticals, Inc. Class B `D'                              600              7,425
   Pharmaceutical Product Development, Inc. `D'                        1,400             26,775
   Sangstat Medical Corp. `D'                                            400             10,500
   Serologicals Corp. `D'                                                500             15,250
   Vivus, Inc. `D'                                                       500             16,750
                                                                                     ----------
                                                                                        142,226
                                                                                     ----------
 Retail (1.6%)
   Borders Group, Inc. `D'                                               600             18,900
   PETsMART, Inc. `D'                                                    900             24,300
   Stage Stores, Inc. `D'                                                200              3,650
                                                                                     ----------
                                                                                         46,850
                                                                                     ----------
 Telecommunications & Equipment (6.9%)
   Cascade Communications Corp. `D'                                      400             29,050
   Cisco Sytems, Inc. `D'                                                400             24,750
   DSP Communications, Inc. `D'                                        1,000             38,000
   MFS Communications Co., Inc. `D'                                      800             40,100
   Millicom International Cellular S.A. `D'                              500             19,875
   Teledata Communications Ltd. `D'                                    2,000             31,750
   Tellabs, Inc. `D'                                                     300             25,538
                                                                                     ----------
                                                                                        209,063
                                                                                     ----------
 Transportation (0.9%)
   Coach USA, Inc. `D'                                                 1,000             27,250
                                                                                     ----------
TOTAL COMMON STOCK (Cost $2,026,413)                                                  1,987,369
                                                                                     ----------
FOREIGN COMMON STOCK (23.9%)
 Austria (1.1%)
   Bohler-Uddeholm AG                                                    431             32,257
                                                                                     ----------
 Belgium (2.8%)
   Barco N.V. `D'                                                        507             83,416
                                                                                     ----------
 Indonesia (2.8%)
   P.T. Indosat ADR                                                    2,800             84,350
                                                                                     ----------
 Ireland (1.1%)
   Saville Systems PLC ADR `D'                                           800             34,500
                                                                                     ----------
 Israel (1.1%)
   Blue Square Israel Ltd. ADR `D'                                     2,100             33,075
                                                                                     ----------

                See Accompanying Notes to Financial Statements.
                                       66

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                    ---------        ----------
FOREIGN COMMON STOCK (CONT'D)
 Japan (4.7%)
   Fujitsu Denso Ltd.                                                  1,000         $   32,979
   Japan Asia Investment Co., Ltd. `D'                                 3,000             29,285
   Japan Industrial Land Development Co.                               1,000             28,845
   Meiwa Estate Co., Ltd. `D'                                          1,000             30,868
   Shohkoh Fund & Co., Ltd.                                              100             21,018
                                                                                     ----------
                                                                                        142,995
                                                                                     ----------
 Netherlands (0.7%)
   Gucci Group N.V.                                                      300             20,700
                                                                                     ----------
 Spain (1.9%)
   Sol Melia S.A. `D'                                                  2,166             57,652
                                                                                     ----------
 Switzerland (1.2%)
   Ciba Geigy AG                                                          30             36,997
                                                                                     ----------
 United Kingdom (6.5%)
   Cookson Group PLC                                                   8,970             33,060
   Dorling Kindersley PLC                                              3,350             29,491
   Freepages Group PLC `D'                                            48,000             29,680
   H & C Furnishings PLC                                              10,700             41,525
   Hays PLC                                                            4,700             39,272
   Select Software Tools Ltd. ADR `D'                                    100              2,200
   Thistle Hotels PLC `D'                                              7,000             19,079
                                                                                     ----------
                                                                                        194,307
                                                                                     ----------
TOTAL FOREIGN COMMON STOCK (Cost $716,205)                                              720,249
                                                                                     ----------

SHORT-TERM INVESTMENTS (10.7%)                                         PAR
                                                                    ---------
  Repurchase agreement with State Street Bank & Trust Company dated 10/31/96 at 5.51% to be repurchased at $322,049 on
  11/01/96. (Collateralized by $325,000 U.S. Treasury Note
  6.125%, due 03/31/98. Market value of collateral is $328,656.)
  (Cost $322,000)                                                    $322,000           322,000
                                                                                     ----------
TOTAL INVESTMENTS AT VALUE (100.5%) (Cost $3,064,618*)                                3,029,618
LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%)                                            (15,703)
                                                                                     ----------
NET ASSETS (100.0%) (applicable to 305,058 Common Shares and 657
 Advisor Shares)                                                                     $3,013,915
                                                                                     ----------
                                                                                     ----------
NET ASSET VALUE, offering and redemption price per Common Share
 ($3,007,441[div]305,058)                                                                 $9.86
                                                                                          -----
                                                                                          -----
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($6,474[div]657)                                                                         $9.85
                                                                                          -----
                                                                                          -----

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------
`D' Non-income producing security.
 * Also cost for Federal income tax purposes.

                See Accompanying Notes to Financial Statements.
                                       67

WARBURG PINCUS JAPAN OTC FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
--------------------------------------------------------------------------------

ASSETS

   Investments at value (Cost $160,085,015)                                    $146,739,606
   Receivable for Investment sold (Cost $6,227,442)                               6,244,472
   Foreign currency (Cost $2,303,480)                                             2,299,114
   Dividends, interest, and reclaims receivable (Cost $231,663)                     222,242
   Receivable for Fund shares sold                                                  220,391
   Deferred organizational costs                                                    124,335
   Other assets                                                                       2,382
                                                                               ------------
       TOTAL ASSETS                                                             155,852,542
                                                                               ------------

LIABILITIES

   Payable for Fund shares redeemed                                                 772,178
   Accrued expenses                                                                 439,363
   Payable for unrealized losses on forward contracts                               179,747
                                                                               ------------
       TOTAL LIABILITIES                                                          1,391,288
                                                                               ------------

NET ASSETS applicable to 18,244,217 Common Shares outstanding and
 124 Advisor Shares outstanding                                                $154,461,254
                                                                               ------------
                                                                               ------------

NET ASSET VALUE, offering and redemption price per Common Share
($154,460,206[div]18,244,217)                                                         $8.47
                                                                                      -----
                                                                                      -----
NET ASSET VALUE, offering and redemption price per Advisor Share
($1,048[div]124)                                                                      $8.45
                                                                                      -----
                                                                                      -----

                See Accompanying Notes to Financial Statements.
                                       68

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year or Period Ended October 31, 1996
--------------------------------------------------------------------------------

                                            WARBURG PINCUS
                                               CAPITAL        WARBURG PINCUS    WARBURG PINCUS    WARBURG PINCUS
                                             APPRECIATION        EMERGING       INTERNATIONAL       JAPAN OTC
                                                 FUND          GROWTH FUND       EQUITY FUND           FUND
                                            --------------    --------------    --------------    --------------
INVESTMENT INCOME:
   Dividends                                 $  4,048,685      $  2,197,913      $ 63,487,599      $  1,091,426
   Interest                                     1,347,518         4,688,594         5,393,349           226,149
   Foreign taxes withheld                               0                 0        (8,148,896)         (164,156)
                                            --------------    --------------    --------------    --------------
       Total investment income                  5,396,203         6,886,507        60,732,052         1,153,419
                                            --------------    --------------    --------------    --------------
EXPENSES:
   Investment advisory                          2,328,788         9,738,214        30,605,750         2,721,814
   Administrative services                        665,368         2,125,337         4,965,863           478,001
   Audit                                           24,019            34,737            85,046            18,680
   Custodian/Sub-custodian                        102,257           322,246         2,235,561           163,753
   Directors'/Trustees                             10,000            10,000            10,000             6,500
   Distribution                                         0                 0                 0           544,360
   Insurance                                        8,912            19,358            69,719             5,210
   Interest                                             0                 0           533,573            16,049
   Legal                                           55,474           109,678           270,200            41,210
   Offering/Organizational costs                        0                 0                 0            42,449
   Printing                                        27,968            87,281           283,541            34,405
   Registration                                    85,884           323,817           388,263            70,000
   Shareholder servicing                           98,516         1,373,043         2,138,703                 0
   Transfer agent                                 116,115           701,472         2,029,857           279,968
   Miscellaneous                                   45,957            92,879           364,023            32,812
                                            --------------    --------------    --------------    --------------
                                                3,569,258        14,938,062        43,980,099         4,455,211
   Less: fees waived and expenses
     reimbursed                                   (24,621)          (79,090)         (237,341)         (644,668)
                                            --------------    --------------    --------------    --------------
       Total expenses                           3,544,637        14,858,972        43,742,758         3,810,543
                                            --------------    --------------    --------------    --------------
           Net investment income (loss)         1,851,566        (7,972,465)       16,989,294        (2,657,124)
                                            --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 FROM INVESTMENTS AND FOREIGN CURRENCY
 RELATED ITEMS:
   Net realized gain (loss) from security
     transactions                              45,879,867         7,182,552       101,648,594       (19,857,477)
   Net realized gain (loss) from foreign
     currency related items                             0                 0       101,555,138        28,749,231
   Net change in unrealized appreciation
     (depreciation) from investments and
     foreign currency related items            22,240,359       128,715,987        31,834,726       (13,291,445)
                                            --------------    --------------    --------------    --------------
   Net realized and unrealized gain
     (loss) from investments and foreign
     currency related items                    68,120,226       135,898,539       235,038,458        (4,399,691)
                                            --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
 resulting from operations                   $ 69,971,792      $127,926,074      $252,027,752      $ (7,056,815)
                                            --------------    --------------    --------------    --------------
                                            --------------    --------------    --------------    --------------

--------------------------------------------------------------------------------

(1) For the period December 29, 1995 (Commencement of Operations) through October 31, 1996.

(2) For the period September 30, 1996 (Commencement of Operations) through October 31, 1996.

                See Accompanying Notes to Financial Statements.
                                       70

--------------------------------------------------------------------------------

                                                                                    WARBURG PINCUS
                                                                                        GLOBAL
            WARBURG PINCUS    WARBURG PINCUS    WARBURG PINCUS    WARBURG PINCUS     POST-VENTURE
               EMERGING        POST-VENTURE      JAPAN GROWTH     SMALL COMPANY        CAPITAL
             MARKETS FUND      CAPITAL FUND        FUND(1)        VALUE FUND(1)        FUND(2)
            --------------    --------------    --------------    --------------    --------------
             $  2,736,885      $     13,465      $     71,549       $  191,422         $    605
                  379,287           503,273            25,480          180,000            2,343
                 (361,236)                0           (10,732)               0              (88)
            --------------    --------------    --------------    --------------         ------
                2,754,936           516,738            86,297          371,422            2,860
            --------------    --------------    --------------    --------------         ------
                1,789,738         1,253,423           149,987          280,663            2,470
                  314,994           200,548            26,398           56,132              435
                   12,500            18,700            12,061           12,125           15,000
                  448,482            94,021             7,476           27,515            6,001
                    7,750             7,500            10,000            7,500            1,250
                  357,864           250,579            29,995           70,162              494
                    2,194             1,503               177              332                0
                    6,248                 0             1,227                0                0
                   24,215           114,670            31,074           26,476                0
                   44,967            30,353            79,971           43,990            6,924
                   17,750            30,319            30,000           13,786            3,000
                  135,728           108,115            22,758           40,942            8,600
                      167               211                 0                0                0
                  242,236           193,206            18,241           26,123            2,000
                   18,126            24,145             6,202            7,831                0
            --------------    --------------    --------------    --------------         ------
                3,422,959         2,327,293           425,567          613,577           46,174
               (1,110,936)         (672,669)         (215,581)        (122,414)         (42,913)
            --------------    --------------    --------------    --------------         ------
                2,312,023         1,654,624           209,986          491,163            3,261
            --------------    --------------    --------------    --------------         ------
                  442,913        (1,137,886)         (123,689)        (119,741)            (401)
            --------------    --------------    --------------    --------------         ------
                  798,938        (9,967,147)         (105,167)       1,349,283          (15,394)
                 (155,026)           (7,090)          382,638                0             (421)
              (10,622,287)       14,511,504        (1,162,727)       8,156,391          (35,333)
            --------------    --------------    --------------    --------------         ------
               (9,978,375)        4,537,267          (885,256)       9,505,674          (51,148)
            --------------    --------------    --------------    --------------         ------
             $ (9,535,462)     $  3,399,381      $ (1,008,945)      $9,385,933         $(51,549)
            --------------    --------------    --------------    --------------         ------
            --------------    --------------    --------------    --------------         ------

--------------------------------------------------------------------------------

WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                       WARBURG PINCUS                    WARBURG PINCUS                    WARBURG PINCUS
                                 CAPITAL APPRECIATION FUND            EMERGING GROWTH FUND           INTERNATIONAL EQUITY FUND
                              --------------------------------  --------------------------------  --------------------------------
                               FOR THE YEAR ENDED OCTOBER 31,    FOR THE YEAR ENDED OCTOBER 31,    FOR THE YEAR ENDED OCTOBER 31,
                              --------------------------------  --------------------------------  --------------------------------
                                   1996             1995             1996             1995             1996             1995
                              --------------  ----------------  --------------  ----------------  --------------  ----------------
FROM OPERATIONS:
   Net investment income
     (loss)                    $   1,851,566    $    563,484    $   (7,972,465)   $ (2,982,589)   $   16,989,294   $    12,746,935
   Net realized gain (loss)
     from security
     transactions                 45,879,867      31,649,453         7,182,552      49,113,782       101,648,594       (34,444,203)
   Net realized gain (loss)
     from foreign currency
     related items                         0               0                 0               0       101,555,138        16,792,905
   Net change in unrealized
     appreciation
     (depreciation) from
     investments and foreign
     currency related items       22,240,359      12,386,702       128,715,987      84,670,426        31,834,726        (4,675,049)
                              --------------  ----------------  --------------  ----------------  --------------  ----------------
     Net increase (decrease)
       in net assets
       resulting from
       operations                 69,971,792      44,599,639       127,926,074     130,801,619       252,027,752        (9,579,412)
                              --------------  ----------------  --------------  ----------------  --------------  ----------------
FROM DISTRIBUTIONS:
   Dividends from net
     investment income:
       Common Shares                (205,824)       (563,484)                0               0       (61,542,500)      (11,671,023)
       Advisor Shares                      0               0                 0               0        (8,824,069)         (629,473)
   Distributions from
     realized gains:
       Common Shares             (29,718,914)    (10,419,627)      (29,520,521)              0                 0       (42,332,078)
       Advisor Shares             (2,066,408)       (575,892)      (10,992,686)              0                 0        (5,756,403)
                              --------------  ----------------  --------------  ----------------  --------------  ----------------
       Net decrease in net
         assets from
         distributions           (31,991,146)    (11,559,003)      (40,513,207)              0       (70,366,569)      (60,388,977)
                              --------------  ----------------  --------------  ----------------  --------------  ----------------
FROM CAPITAL SHARE
 TRANSACTIONS:
   Proceeds from sale of
     shares                      200,852,137      88,963,455     1,002,644,154     335,569,078     1,465,419,751     1,383,361,959
   Reinvested dividends           31,176,989      11,246,752        38,944,251               0        62,026,272        54,872,977
   Net asset value of shares
     redeemed                    (86,168,618)    (53,459,471)     (316,383,771)   (116,280,844)     (709,132,860)     (715,598,203)
                              --------------  ----------------  --------------  ----------------  --------------  ----------------
       Net increase
         (decrease) in net
         assets from capital
         share transactions      145,860,508      46,750,736       725,204,634     219,288,234       818,313,163       722,636,733
                              --------------  ----------------  --------------  ----------------  --------------  ----------------
       Net increase
         (decrease) in net
         assets                  183,841,154      79,791,372       812,617,501     350,089,853       999,974,346       652,668,344
NET ASSETS:
   Beginning of period           247,305,865     167,514,493       654,762,611     304,672,758     2,385,943,847     1,733,275,503
                              --------------  ----------------  --------------  ----------------  --------------  ----------------
   End of period               $ 431,147,019    $247,305,865    $1,467,380,112    $654,762,611    $3,385,918,193   $ 2,385,943,847
                              --------------  ----------------  --------------  ----------------  --------------  ----------------
                              --------------  ----------------  --------------  ----------------  --------------  ----------------

                See Accompanying Notes to Financial Statements.
                                       72

--------------------------------------------------------------------------------

                                                        WARBURG PINCUS                          WARBURG PINCUS
                                                    EMERGING MARKETS FUND                 POST-VENTURE CAPITAL FUND
                                            --------------------------------------  --------------------------------------
                   WARBURG PINCUS                                FOR THE PERIOD                          FOR THE PERIOD
                   JAPAN OTC FUND                               DECEMBER 30, 1994                      SEPTEMBER 29, 1995
          --------------------------------                      (COMMENCEMENT OF                        (COMMENCEMENT OF
                                              FOR THE YEAR     OPERATIONS) THROUGH    FOR THE YEAR     OPERATIONS) THROUGH
           FOR THE YEAR ENDED OCTOBER 31,   ENDED OCTOBER 31,      OCTOBER 31,      ENDED OCTOBER 31,      OCTOBER 31,
          --------------------------------  -----------------  -------------------  -----------------  -------------------
               1996             1995              1996                1995                1996                1995
          --------------  ----------------  -----------------  -------------------  -----------------  -------------------
           $  (2,657,124)   $    (73,801)     $     442,913        $    29,534        $  (1,137,886)       $       356
             (19,857,477)     (4,629,196)           798,938            102,219           (9,967,147)           (26,884)
              28,749,231       7,895,010           (155,026)            (4,992)              (7,090)                 0
             (13,291,445)       (195,368)       (10,622,287)            (9,058)          14,511,504            164,441
          --------------  ----------------  -----------------         --------      -----------------         --------
              (7,056,815)      2,996,645         (9,535,462)           117,703            3,399,381            137,913
          --------------  ----------------  -----------------         --------      -----------------         --------
              (8,403,581)              0           (114,242)           (14,321)                   0                  0
                     (42)              0                 (6)                (3)                   0                  0
                       0               0           (103,802)                 0                    0                  0
                       0               0                 (8)                 0                    0                  0
          --------------  ----------------  -----------------         --------      -----------------         --------
              (8,403,623)              0           (218,058)           (14,324)                   0                  0
          --------------  ----------------  -----------------         --------      -----------------         --------
             252,768,825     200,565,875        309,206,911          7,753,908          249,245,203          2,792,403
               7,560,373               0            191,486             13,802                    0                  0
            (268,976,988)    (44,871,674)       (87,855,459)        (1,191,160)         (90,384,695)            (4,887)
          --------------  ----------------  -----------------         --------      -----------------         --------
              (8,647,790)    155,694,201        221,542,938          6,576,550          158,860,508          2,787,516
          --------------  ----------------  -----------------         --------      -----------------         --------
             (24,108,228)    158,690,846        211,789,418          6,679,929          162,259,889          2,925,429
             178,569,482      19,878,636          6,780,929            101,000            3,025,429            100,000
          --------------  ----------------  -----------------         --------      -----------------         --------
           $ 154,461,254    $178,569,482      $ 218,570,347        $ 6,780,929        $ 165,285,318        $ 3,025,429
          --------------  ----------------  -----------------         --------      -----------------         --------
          --------------  ----------------  -----------------         --------      -----------------         --------

WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)
--------------------------------------------------------------------------------

                                                                                                 WARBURG PINCUS
                                                                          WARBURG PINCUS             GLOBAL
                                                    WARBURG PINCUS         SMALL COMPANY          POST-VENTURE
                                                   JAPAN GROWTH FUND        VALUE FUND            CAPITAL FUND
                                                   -----------------     -----------------     ------------------
                                                    FOR THE PERIOD        FOR THE PERIOD         FOR THE PERIOD
                                                   DECEMBER 29, 1995     DECEMBER 29, 1995     SEPTEMBER 30, 1996
                                                     (COMMENCEMENT         (COMMENCEMENT         (COMMENCEMENT
                                                    OF OPERATIONS)        OF OPERATIONS)         OF OPERATIONS)
                                                        THROUGH               THROUGH               THROUGH
                                                   OCTOBER 31, 1996      OCTOBER 31, 1996       OCTOBER 31, 1996
                                                   -----------------     -----------------     ------------------
FROM OPERATIONS:
   Net investment loss                               $    (123,689)        $    (119,741)          $     (401)
   Net realized gain (loss) from security
     transactions                                         (105,167)            1,349,283              (15,394)
   Net realized gain (loss) from foreign currency
     related items                                         382,638                     0                 (421)
   Net change in unrealized appreciation
     (depreciation) from investments and foreign
     currency related items                             (1,162,727)            8,156,391              (35,333)
                                                   -----------------     -----------------           --------
       Net increase (decrease) in net assets
         resulting from operations                      (1,008,945)            9,385,933              (51,549)
                                                   -----------------     -----------------           --------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                         33,728,391            85,549,967            2,972,288
   Reinvested dividends                                          0                     0                    0
   Net asset value of shares redeemed                  (12,660,997)          (10,985,933)              (6,824)
                                                   -----------------     -----------------           --------
       Net increase in net assets from capital
         share transactions                             21,067,394            74,564,034            2,965,464
                                                   -----------------     -----------------           --------
       Net increase in net assets                       20,058,449            83,949,967            2,913,915
NET ASSETS:
   Beginning of period                                     100,000               100,000              100,000
                                                   -----------------     -----------------           --------
   End of period                                     $  20,158,449         $  84,049,967           $3,013,915
                                                   -----------------     -----------------           --------
                                                   -----------------     -----------------           --------

                See Accompanying Notes to Financial Statements.
                                       74

WARBURG PINCUS CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                      --------------------------------------------------
                                                       1996       1995       1994       1993       1992
                                                      ------     ------     ------     ------     ------

NET ASSET VALUE, BEGINNING OF YEAR                    $16.39     $14.29     $15.32     $13.30     $12.16
                                                      ------     ------     ------     ------     ------

   Income from Investment Operations:

   Net Investment Income                                 .08        .04        .04        .05        .04
   Net Gain on Securities (both realized and
     unrealized)                                        3.53       3.08        .17       2.78       1.21
                                                      ------     ------     ------     ------     ------

       Total from Investment Operations                 3.61       3.12        .21       2.83       1.25
                                                      ------     ------     ------     ------     ------

   Less Distributions:

   Dividends from Net Investment Income                 (.01)      (.04)      (.05)      (.05)      (.06)
   Distributions from Capital Gains                    (2.04)      (.98)     (1.19)      (.76)      (.05)
                                                      ------     ------     ------     ------     ------
       Total Distributions                             (2.05)     (1.02)     (1.24)      (.81)      (.11)
                                                      ------     ------     ------     ------     ------

NET ASSET VALUE, END OF YEAR                          $17.95     $16.39     $14.29     $15.32     $13.30
                                                      ------     ------     ------     ------     ------
                                                      ------     ------     ------     ------     ------

Total Return                                           24.67%     24.05%      1.65%     22.19%     10.40%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                      $407,707   $235,712   $159,346   $159,251   $117,900

Ratios to average daily net assets:
   Operating expenses                                   1.03%      1.12%      1.05%      1.01%      1.06%
   Net investment income                                 .59%       .31%       .26%       .30%       .41%
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                .01%       .00%       .01%       .00%       .01%

Portfolio Turnover Rate                               170.69%    146.09%     51.87%     48.26%     55.83%

Average Commission Rate #                             $.0595         --         --         --         --

--------------------------------------------------------------------------------

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1996 DIVIDENDS (Unaudited)
Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                 $ .88
Long-term capital gain           1.17

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 29.58%.
Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

WARBURG PINCUS EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------
                                                     1996        1995       1994       1993       1992
                                                    ------      ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR                  $29.97      $22.38     $23.74     $18.28     $16.97
                                                    ------      ------     ------     ------     ------
   Income from Investment Operations:
   Net Investment Loss                                (.02)       (.05)      (.06)      (.10)      (.03)
   Net Gain on Securities (both realized and
   unrealized)                                        4.60        7.64        .06       5.93       1.71
                                                    ------      ------     ------     ------     ------
       Total from Investment
         Operations                                   4.58        7.59        .00       5.83       1.68
                                                    ------      ------     ------     ------     ------
   Less Distributions:
   Dividends from Net Investment Income                .00         .00        .00        .00       (.01)
   Distributions from Capital Gains                  (1.75)        .00      (1.36)      (.37)      (.36)
                                                    ------      ------     ------     ------     ------
       Total Distributions                           (1.75)        .00      (1.36)      (.37)      (.37)
                                                    ------      ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR                        $32.80      $29.97     $22.38     $23.74     $18.28
                                                    ------      ------     ------     ------     ------
                                                    ------      ------     ------     ------     ------
Total Return                                         16.14%      33.91%       .16%     32.28%      9.87%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s)                  $1,104,684    $487,537   $240,664   $165,525    $99,562

Ratios to average daily net assets:
   Operating expenses                                 1.27%       1.26%      1.22%      1.23%      1.24%
   Net investment loss                                (.63%)      (.58%)     (.58%)     (.60%)     (.25%)
   Decrease reflected in above operating expense
     ratios due to
     waivers/reimbursements                            .01%        .00%       .04%       .00%       .08%
Portfolio Turnover Rate                              65.77%      84.82%     60.38%     68.35%     63.35%
Average Commission Rate #                           $.0567          --         --         --         --

--------------------------------------------------------------------------------

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1996 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                 $ .38
Long-term capital gain           1.37

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 25.21%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                           FOR THE YEAR ENDED OCTOBER 31,
                                               ------------------------------------------------------
                                                1996        1995        1994        1993        1992
                                               ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF YEAR             $19.30      $20.51      $17.00      $12.22      $13.66
                                               ------      ------      ------      ------      ------
   Income from Investment Operations:
   Net Investment Income                          .22         .12         .09         .09         .15
   Net Gain (Loss) on Securities and
     Foreign Currency Related Items (both
     realized and unrealized)                    1.73        (.67)       3.51        4.84       (1.28)
                                               ------      ------      ------      ------      ------
       Total from Investment Operations          1.95        (.55)       3.60        4.93       (1.13)
                                               ------      ------      ------      ------      ------
   Less Distributions:
   Dividends from Net Investment Income          (.56)       (.13)       (.04)       (.02)       (.16)
   Distributions in Excess of Net
     Investment Income                            .00         .00        (.01)        .00         .00
   Distributions from Capital Gains               .00        (.53)       (.04)       (.13)       (.15)
                                               ------      ------      ------      ------      ------
       Total Distributions                       (.56)       (.66)       (.09)       (.15)       (.31)
                                               ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR                   $20.69      $19.30      $20.51      $17.00      $12.22
                                               ------      ------      ------      ------      ------
                                               ------      ------      ------      ------      ------
Total Return                                    10.35%      (2.55%)     21.22%      40.68%      (8.44%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s)             $2,885,453  $2,068,207  $1,533,872    $378,661    $101,763

Ratios to average daily net assets:
   Operating expenses                            1.37%       1.39%       1.44%       1.48%       1.49%
   Net investment income                          .62%        .69%        .19%        .38%        .88%
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                       .01%        .00%        .00%        .00%        .07%
Portfolio Turnover Rate                         32.49%      39.24%      17.02%      22.60%      53.29%
Average Commission Rate #                      $.0170          --          --          --          --

--------------------------------------------------------------------------------

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1996 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                 $ .56

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

WARBURG PINCUS JAPAN OTC FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                                                                                     SEPTEMBER 30, 1994
                                                           FOR THE YEAR ENDED         (COMMENCEMENT OF
                                                               OCTOBER 31,              OPERATIONS)
                                                         -----------------------          THROUGH
                                                           1996          1995         OCTOBER 31, 1994
                                                         ---------     ---------     ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $9.09         $9.85             $10.00
                                                             ---           ---              -----
   Income from Investment Operations:
   Net Investment Loss                                      (.23)          .00                .00
   Net Gain (Loss) on Securities and Foreign Currency
     Related
     Items (both realized and unrealized)                   (.01)         (.76)              (.15)
                                                             ---           ---              -----
       Total from Investment Operations                     (.24)         (.76)              (.15)
                                                             ---           ---              -----
   Less Distributions:
   Dividends from Net Investment Income                     (.38)          .00                .00
   Distributions from Capital Gains                          .00           .00                .00
                                                             ---           ---              -----
       Total Distributions                                  (.38)          .00                .00
                                                             ---           ---              -----
NET ASSET VALUE, END OF PERIOD                             $8.47         $9.09             $ 9.85
                                                             ---           ---              -----
                                                             ---           ---              -----
Total Return                                               (2.79%)       (7.72%)            (1.50%)`D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                        $154,460      $178,568            $19,878

Ratios to average daily net assets:
   Operating expenses                                       1.75%         1.41%              1.00%*
   Net investment income (loss)                            (1.22%)        (.15%)              .49%*
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                    .30%         1.35%              4.96%*
Portfolio Turnover Rate                                    95.23%        82.98%               .00%
Average Commission Rate #                                 $.0968            --                 --

--------------------------------------------------------------------------------
`D' Non-Annualized
* Annualized

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1996 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                 $ .38

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                   FOR THE PERIOD
                                                                                  DECEMBER 30, 1994
                                                                FOR THE           (COMMENCEMENT OF
                                                               YEAR ENDED        OPERATIONS) THROUGH
                                                            OCTOBER 31, 1996      OCTOBER 31, 1995
                                                            ----------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.28                $ 10.00
                                                                  -----                  -----
   Income from Investment Operations:
   Net Investment Income                                            .07                    .08
   Net Gain on Securities and Foreign Currency Related
     Items (both realized and unrealized)                           .99                   1.25
                                                                  -----                  -----
       Total from Investment Operations                            1.06                   1.33
                                                                  -----                  -----
   Less Distributions:
   Dividends from Net Investment Income                            (.08)                  (.05)
   Distributions from Capital Gains                                (.07)                   .00
                                                                  -----                  -----
       Total Distributions                                         (.15)                  (.05)
                                                                  -----                  -----
NET ASSET VALUE, END OF PERIOD                                   $12.19                $ 11.28
                                                                  -----                  -----
                                                                  -----                  -----
Total Return                                                       9.46%                 13.33%`D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                               $218,421                 $6,780

Ratios to average daily net assets:
   Operating expenses                                              1.61%                  1.00%*
   Net investment income                                            .31%                  1.25%*
   Decrease reflected in above operating expense ratios
     due to
     waivers/reimbursements                                         .78%                 11.08%*
Portfolio Turnover Rate                                           61.84%                 57.76%`D'
Average Commission Rate #                                        $.0135                     --

--------------------------------------------------------------------------------
`D' Non-Annualized
* Annualized

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1996 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                 $ .15

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

WARBURG PINCUS POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                   FOR THE PERIOD
                                                                                 SEPTEMBER 29, 1995
                                                                                  (COMMENCEMENT OF
                                                                FOR THE             OPERATIONS)
                                                               YEAR ENDED             THROUGH
                                                            OCTOBER 31, 1996      OCTOBER 31, 1995
                                                            ----------------     ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.69                $10.00
                                                                  -----                 -----
   Income from Investment Operations:
   Net Investment Loss                                             (.11)                  .00
   Net Gain on Securities and Foreign Currency Related
     Items (both realized and unrealized)                          5.45                   .69
                                                                  -----                 -----
       Total from Investment Operations                            5.34                   .69
                                                                  -----                 -----
   Less Distributions:
   Dividends from Net Investment Income                             .00                   .00
   Distributions from Capital Gains                                 .00                   .00
                                                                  -----                 -----
       Total Distributions                                          .00                   .00
                                                                  -----                 -----
NET ASSET VALUE, END OF PERIOD                                   $16.03                $10.69
                                                                  -----                 -----
                                                                  -----                 -----
Total Return                                                      49.95%                 6.90%`D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                               $165,081                $3,024

Ratios to average daily net assets:
   Operating expenses                                              1.65%                 1.65%*
   Net investment income (loss)                                   (1.13%)                 .25%*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                                  .67%                23.76%*
Portfolio Turnover Rate                                          168.46%                16.90%`D'
Average Commission Rate #                                        $.0529                    --

--------------------------------------------------------------------------------
`D' Non-Annualized
* Annualized

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.
                                       80

WARBURG PINCUS JAPAN GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                              FOR THE PERIOD
                                                                             DECEMBER 29, 1995
                                                                             (COMMENCEMENT OF
                                                                            OPERATIONS) THROUGH
                                                                             OCTOBER 31, 1996
                                                                            -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $ 10.00
                                                                                   ------
   Income from Investment Operations:
   Net Investment Loss                                                               (.06)
   Net Loss on Securities and Foreign Currency Related Items (both realized and
     unrealized)                                                                     (.09)
                                                                                   ------
       Total from Investment Operations                                              (.15)
                                                                                   ------
   Less Distributions:
   Dividends from Net Investment Income                                               .00
   Distributions from Capital Gains                                                   .00
                                                                                   ------
       Total Distributions                                                            .00
                                                                                   ------
NET ASSET VALUE, END OF PERIOD                                                    $  9.85
                                                                                   ------
                                                                                   ------
Total Return                                                                        (1.50%)`D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                  $20,157

Ratios to average daily net assets:
   Operating expenses                                                                1.75%*
   Net investment loss                                                              (1.03%)*
   Decrease reflected in above operating expense ratio due to
     waivers/reimbursements                                                          1.80%*
Portfolio Turnover Rate                                                             51.72%`D'
Average Commission Rate #                                                          $.0717

--------------------------------------------------------------------------------
`D' Non-Annualized
* Annualized

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.
                                       81

WARBURG PINCUS SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                              FOR THE PERIOD
                                                                             DECEMBER 29, 1995
                                                                             (COMMENCEMENT OF
                                                                            OPERATIONS) THROUGH
                                                                             OCTOBER 31, 1996
                                                                            -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $ 10.00
                                                                                   ------
   Income from Investment Operations:
   Net Investment Loss                                                               (.02)
   Net Gain on Securities (both realized and unrealized)                             4.40
                                                                                   ------
       Total from Investment Operations                                              4.38
                                                                                   ------
   Less Distributions:
   Dividends from Net Investment Income                                               .00
   Distributions from Capital Gains                                                   .00
                                                                                   ------
       Total Distributions                                                            .00
                                                                                   ------
NET ASSET VALUE, END OF PERIOD                                                    $ 14.38
                                                                                   ------
                                                                                   ------
Total Return                                                                        43.80%`D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                  $84,045

Ratios to average daily net assets:
   Operating expenses                                                                1.75%*
   Net investment loss                                                                (43%)*
   Decrease reflected in above operating expense ratio due to
     waivers/reimbursements                                                           .44%*
Portfolio Turnover Rate                                                             43.14%`D'
Average Commission Rate #                                                          $.0570

--------------------------------------------------------------------------------
`D' Non-Annualized
* Annualized

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.
                                       82

WARBURG PINCUS GLOBAL-POST VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                             FOR THE PERIOD
                                                                           SEPTEMBER 30, 1996
                                                                            (COMMENCEMENT OF
                                                                              OPERATIONS)
                                                                                THROUGH
                                                                            OCTOBER 31, 1996
                                                                           ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $  10.00
                                                                                  ------
   Income from Investment Operations:
   Net Investment Income                                                             .00
   Net Loss on Securities and Foreign Currency Related Items (both
     realized and unrealized)                                                       (.14)
                                                                                  ------
       Total from Investment Operations                                             (.14)
                                                                                  ------
   Less Distributions:
   Dividends from Net Investment Income                                              .00
   Distributions from Capital Gains                                                  .00
                                                                                  ------
       Total Distributions                                                           .00
                                                                                  ------
NET ASSET VALUE, END OF PERIOD                                                  $   9.86
                                                                                  ------
                                                                                  ------
Total Return                                                                       (1.40%)`D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                  $3,007

Ratios to average daily net assets:
   Operating expenses                                                               1.65%*
   Net investment loss                                                              (.20%)*
   Decrease reflected in above operating expense ratio due to
     waivers/reimbursements                                                        21.71%*
Portfolio Turnover Rate                                                             5.85%`D'
Average Commission Rate #                                                         $.0323

--------------------------------------------------------------------------------
`D' Non-Annualized
* Annualized

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.
                                       83

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus Equity Funds (the 'Funds') are comprised of Warburg Pincus Capital Appreciation Fund (the 'Capital Appreciation Fund'), Warburg Pincus International Equity Fund (the 'International Equity Fund'), Warburg Pincus Post-Venture Capital Fund (the 'Post-Venture Capital Fund'), Warburg Pincus Small Company Value Fund (the 'Small Company Value Fund') and the Warburg Pincus Global Post-Venture Capital Fund (the 'Global Post-Venture Capital Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies, and Warburg Pincus Emerging Growth Fund (the 'Emerging Growth Fund'), Warburg Pincus Japan OTC Fund (the 'Japan OTC Fund'), Warburg Pincus Emerging Markets Fund (the 'Emerging Markets Fund') and Warburg Pincus Japan Growth Fund (the 'Japan Growth Fund') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

   Investment objectives for each Fund are as follows: the Capital Appreciation Fund, the International Equity Fund, the Japan OTC Fund and the Small Company Value Fund seek long-term capital appreciation; the Emerging Growth Fund seeks maximum capital appreciation; the Emerging Markets Fund seeks growth of capital; the Post-Venture Capital Fund, the Japan Growth Fund and the Global Post-Venture Capital Fund seek long-term growth of capital.

   Each Fund offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Japan OTC Fund, the Emerging Markets Fund, the Post-Venture Capital Fund, the Japan Growth Fund, the Small Company Value Fund and the Global Post-Venture Capital Fund bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. Advisor Shares are currently bearing expenses of
 .50% of average daily net assets.

   The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported mean price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's governing Board.

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------
Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, shareholder servicing fees and transfer agent fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

   Costs incurred by the Japan OTC Fund, the Emerging Markets Fund, the Post-Venture Capital Fund, the Japan Growth Fund, the Small Company Value Fund and the Global Post-Venture Capital Fund in connection with their organization have been deferred and are being amortized over a period of five years from the date each Fund commenced its operations. Costs incurred by the Japan Growth Fund, the Small Company Value Fund and the Global Post-Venture Capital Fund in connection with the offering of their shares have

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D) been deferred and are being amortized over a one year period from the date each Fund commenced its operations.

   Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.
   The Funds, together with other Warburg-advised funds (collectively the 'Warburg Funds'), have established committed and uncommitted line of credit facilities with certain banks for temporary or emergency purposes primarily relating to fund share redemptions and funding payments of dividend or capital gain distributions. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .10% per annum on the amount of the line of credit. In addition, under the terms of both the committed and uncommitted facilities, the Warburg Funds will pay interest on borrowings at the banks base rate plus .55%. Aggregate borrowings for each fund under these credit facilities may not exceed the lower of (a) the maximum amount permitted by such fund's investment policies and restrictions or (b) thirty three and one-third percent (33 1/3%) of such fund's total assets. At October 31, 1996 there were no outstanding balances under these line of credit facilities for any of the funds.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the period or year ended October 31, 1996, the Funds received credits or reimbursements under this arrangement as follows:

                                 FUND                                       AMOUNT
-----------------------------------------------------------------------    --------
Capital Appreciation                                                       $ 24,621
Emerging Growth                                                              79,090
International Equity                                                        237,341
Japan OTC                                                                    17,092
Emerging Markets                                                              8,575
Post-Venture Capital                                                          5,930
Japan Growth                                                                    629
Small Company Value                                                           1,372

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

                         FUND                                          ANNUAL RATE
-------------------------------------------------------    -----------------------------------
Capital Appreciation                                          .70% of average daily net assets
Emerging Growth                                               .90% of average daily net assets
International Equity                                         1.00% of average daily net assets
Japan OTC                                                    1.25% of average daily net assets
Emerging Markets                                             1.25% of average daily net assets
Post-Venture Capital                                         1.25% of average daily net assets
Japan Growth                                                 1.25% of average daily net assets
Small Company Value                                          1.00% of average daily net assets
Global Post-Venture Capital                                  1.25% of average daily net assets

   For the period or year ended October 31, 1996, investment advisory fees, waivers and reimbursements were as follows:

                                      GROSS                              NET             EXPENSE
             FUND                  ADVISORY FEE        WAIVER        ADVISORY FEE     REIMBURSEMENTS
-------------------------------    ------------     ------------     ------------     --------------
Capital Appreciation               $ 2,323,788      $          0     $ 2,323,788         $      0
Emerging Growth                      9,738,214                 0       9,738,214                0
International Equity                30,605,750                 0      30,605,750                0
Japan OTC                            2,721,814          (573,600)      2,148,214                0
Emerging Markets                     1,789,738        (1,031,252)        758,486                0
Post-Venture Capital                 1,253,423          (634,122)        619,301                0
Japan Growth                           149,987          (149,987)              0          (53,321)
Small Company Value                    280,663          (115,171)        165,492                0
Global Post-Venture Capital              2,470            (2,470)              0          (40,206)

   SPARX Investment & Research, USA, Inc. ('SPARX USA') serves as sub-investment adviser for the Japan OTC Fund. From its investment advisory fee, Warburg pays SPARX USA a fee at an annual rate of .625% of the average daily net assets of the Japan OTC Fund. No compensation is paid by the Japan OTC Fund to SPARX USA for its sub-investment advisory services.

   Abbott Capital Management, L.P. ('Abbott') serves as sub-investment adviser for the Post-Venture Capital Fund and the Global Post-Venture Fund's assets invested in U.S. or foreign private limited partnerships or other investment funds ('Private Fund Investments'). From its investment advisory fee, Warburg pays Abbott a fee of .55% per annum of the value of Private Fund Investments as of the end of each calendar quarter. No compensation is paid by the Post-Venture Capital Fund or the Global Post-Venture Capital Fund to Abbott for its sub-investment advisory services.

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------
2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D)

   Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the year or period ended October 31, 1996, administrative services fees earned by CFSI were as follows:

                          FUND                                  CO-ADMINISTRATION FEE
--------------------------------------------------------    ------------------------------
Capital Appreciation                                                  $  332,684
Emerging Growth                                                        1,082,024
International Equity                                                   3,060,575
Japan OTC                                                                217,745
Emerging Markets                                                         143,179
Post-Venture Capital                                                     100,274
Japan Growth                                                              11,999
Small Company Value                                                       28,066
Global Post-Venture Capital                                                  198

   For its administrative services for the Capital Appreciation Fund, the Emerging Growth Fund, the Post-Venture Capital Fund and the Small Company Value Company Fund, PFPC currently receives a fee calculated at an annual rate of .10% on each Fund's first $500 million in average daily net assets, a .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion. For the International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund, the Japan Growth Fund and the Global Post-Venture Capital Fund, PFPC currently receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets, and .05% of the average daily net assets over $750 million.

   For the period or year ended October 31, 1996, administrative service fees earned and waived by PFPC were as follows:

                                                                                       NET
              FUND                   CO-ADMINISTRATION FEE      WAIVER        CO-ADMINISTRATION FEE
---------------------------------    ---------------------     --------     -------------------------
Capital Appreciation                      $   332,684          $      0            $   332,684
Emerging Growth                             1,043,313                 0              1,043,313
International Equity                        1,905,288                 0              1,905,288
Japan OTC                                     260,256           (53,976)               206,280
Emerging Markets                              171,815           (71,109)               100,706
Post-Venture Capital                          100,274           (32,617)                67,657
Japan Growth                                   14,399           (11,644)                 2,755
Small Company Value                            28,066            (5,871)                22,195
Global Post-Venture Capital                       237              (237)                     0

   Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Capital Appreciation Fund, the Emerging Growth Fund or the International

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------
Equity Fund to CSI for distribution services. For its shareholder servicing and distribution services, CSI currently receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares for the Japan OTC Fund, the Emerging Markets Fund, the Post-Venture Capital Fund, the Japan Growth Fund, the Small Company Value Fund and the Global Post-Venture Capital Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund. For the period or year ended October 31, 1996, distribution fees earned by CSI were as follows:

               FUND                          DISTRIBUTION FEE
----------------------------------    ------------------------------
Japan OTC                                        $544,360
Emerging Markets                                  357,864
Post-Venture Capital                              250,579
Japan Growth                                       29,995
Small Company Value                                70,162
Global Post-Venture Capital                           494

3. INVESTMENTS IN SECURITIES

   For the period or year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) were as follows:

                         FUND                               PURCHASES           SALES
------------------------------------------------------    --------------     ------------
Capital Appreciation                                      $  627,413,925     $525,813,648
Emerging Growth                                            1,309,424,463      657,665,206
International Equity                                       1,772,045,717      939,875,601
Japan OTC                                                    203,245,710      188,602,691
Emerging Markets                                             300,136,788       83,042,618
Post-Venture Capital                                         295,511,387      150,946,644
Japan Growth                                                  29,001,916        6,935,993
Small Company Value                                           81,465,584       13,335,216
Global Post-Venture Capital                                    2,837,188           79,176

   At October 31, 1996, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                                  NET UNREALIZED
                                         UNREALIZED           UNREALIZED           APPRECIATION
              FUND                      APPRECIATION         DEPRECIATION         (DEPRECIATION)
---------------------------------       ------------        --------------        --------------
Capital Appreciation                    $ 67,937,018        $   (4,189,292)        $ 63,747,726
Emerging Growth                          303,219,064           (43,093,099)         260,125,965
International Equity                     410,959,328          (246,128,459)         164,830,869
Japan OTC                                  6,590,182           (19,935,591)         (13,345,409)
Emerging Markets                          13,196,008           (23,899,667)         (10,703,659)
Post-Venture Capital                      22,420,860            (8,564,851)          13,856,009
Japan Growth                                 366,434            (1,724,316)          (1,357,882)
Small Company Value                        9,431,925            (1,275,534)           8,156,391
Global Post-Venture Capital                   91,009              (126,009)             (35,000)

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

3. INVESTMENTS IN SECURITIES (CONT'D)
   For the year ended October 31, 1996, sales of the Emerging Growth Fund included $24,910,031 of investment securities delivered to shareholders in exchange for 729,399 Common Shares resulting in a gain of $7,807,518.

4. FORWARD FOREIGN CURRENCY CONTRACTS

   The International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund, the Post-Venture Capital Fund, the Japan Growth Fund, the Small Company Value Fund and the Global Post-Venture Capital Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

   At October 31, 1996, the International Equity Fund, the Japan OTC Fund and the Japan Growth Fund had the following open forward foreign currency contracts:

                                     INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------
  FORWARD                        FOREIGN                                              UNREALIZED
 CURRENCY      EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
 CONTRACT         DATE          TO BE SOLD          AMOUNT           VALUE           GAIN/(LOSS)
-----------    -----------    --------------     ------------     ------------     ----------------

French
 Francs         03/05/97         772,070,000     $141,983,246     $142,316,258       $   (333,012)
German
 Marks          04/02/97         284,944,338      189,000,000      190,153,045         (1,153,045)
Japanese
 Yen            10/24/97      23,571,086,000      220,000,000      218,046,680          1,953,320
Japanese
 Yen            10/24/97      21,455,200,000      200,000,000      198,473,466          1,526,534
Japanese
 Yen            10/24/97      19,295,820,000      180,000,000      178,497,906          1,502,094
                                                 ------------     ------------     ----------------
                                                 $930,983,246     $927,487,355       $  3,495,891
                                                 ------------     ------------     ----------------
                                                 ------------     ------------     ----------------

                                                             JAPAN OTC FUND
---------------------------------------------------------------------------------------------------
  FORWARD                        FOREIGN                                              UNREALIZED
 CURRENCY      EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
 CONTRACT         DATE          TO BE SOLD          AMOUNT           VALUE           GAIN/(LOSS)
-----------    -----------    --------------     ------------     ------------     ----------------

Japanese
 Yen            11/29/96      17,006,775,000     $150,000,000     $150,179,747        $ (179,747)
                                                 ------------     ------------           -------
                                                 ------------     ------------           -------

                                       JAPAN GROWTH FUND
------------------------------------------------------------------------------------------------
  FORWARD                        FOREIGN                                           UNREALIZED
 CURRENCY      EXPIRATION       CURRENCY         CONTRACT        CONTRACT       FOREIGN EXCHANGE
 CONTRACT         DATE         TO BE SOLD         AMOUNT           VALUE          GAIN/(LOSS)
-----------    -----------    -------------     -----------     -----------     ----------------

Japanese
 Yen            10/24/97      2,142,826,000     $20,000,000     $19,822,627         $177,373
                                                -----------     -----------          -------
                                                -----------     -----------          -------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

   The Capital Appreciation Fund is authorized to issue three billion of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Series 2 Shares (the Advisor Shares). The Emerging Growth Fund, the International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund, the Post-Venture Capital Fund, the Japan Growth Fund, the Small Company Value Fund and the Global Post-Venture Capital Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund are designated as Series 2 Shares (the Advisor Shares).

   Transactions in shares of each Fund were as follows:

                                          CAPITAL APPRECIATION FUND                            EMERGING GROWTH FUND
                               COMMON SHARES                    ADVISOR SHARES                     COMMON SHARES
                        ----------------------------     ----------------------------     -------------------------------
                                       FOR THE YEAR ENDED OCTOBER 31,                     FOR THE YEAR ENDED OCTOBER 31,
                        -------------------------------------------------------------     -------------------------------
                            1996            1995             1996            1995             1996              1995
                        ------------     -----------     ------------     -----------     -------------     -------------

Shares sold               10,910,433       6,020,619        1,088,505         201,782        25,903,237         9,808,362
Shares issued to
 shareholders on
 reinvestment of
 dividends                 1,964,279         850,478          140,666          46,554           976,986                 0
Shares redeemed           (4,541,337)     (3,638,974)        (619,616)       (110,027)       (9,467,243)       (4,294,179)
                        ------------     -----------     ------------     -----------     -------------     -------------
Net increase
 (decrease) in
 shares
 outstanding               8,333,375       3,232,123          609,555         138,309        17,412,980         5,514,183
                        ------------     -----------     ------------     -----------     -------------     -------------
                        ------------     -----------     ------------     -----------     -------------     -------------
Proceeds from
 sale of shares         $182,785,188     $85,992,655     $ 18,066,949     $ 2,970,800     $ 823,521,694     $ 256,886,928
Reinvested dividends      29,110,611      10,670,876        2,066,378         575,876        27,951,581                 0
Net asset value of
 shares redeemed         (75,988,938)    (51,907,650)     (10,179,680)     (1,551,821)     (301,193,801)     (106,777,032)
                        ------------     -----------     ------------     -----------     -------------     -------------
Net increase
 (decrease) from
 capital share
 transactions           $135,906,861     $44,755,881     $  9,953,647     $ 1,994,855     $ 550,279,474     $ 150,109,896
                        ------------     -----------     ------------     -----------     -------------     -------------
                        ------------     -----------     ------------     -----------     -------------     -------------

                          EMERGING GROWTH FUND
                             ADVISOR SHARES
                      ----------------------------

                          1996            1995
                      ------------     -----------
Shares sold              5,757,390       3,172,686
Shares issued to
 shareholders on
 reinvestment of
 dividends                 392,736               0
Shares redeemed           (503,703)       (383,922)
                      ------------     -----------
Net increase
 (decrease) in
 shares
 outstanding             5,646,423       2,788,764
                      ------------     -----------
                      ------------     -----------
Proceeds from
 sale of shares       $179,122,460     $78,682,150
Reinvested dividends    10,992,670               0
Net asset value of
 shares redeemed       (15,189,970)     (9,503,812)
                      ------------     -----------
Net increase
 (decrease) from
 capital share
 transactions         $174,925,160     $69,178,338
                      ------------     -----------
                      ------------     -----------

--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND                                              JAPAN OTC FUND
                COMMON SHARES                      ADVISOR SHARES                     COMMON SHARES                ADVISOR SHARES
      ---------------------------------     -----------------------------     ------------------------------     -------------------
                        FOR THE YEAR ENDED OCTOBER 31,                                    FOR THE YEAR ENDED OCTOBER 31,
      -------------------------------------------------------------------     ------------------------------------------------------
           1996               1995              1996             1995             1996              1995          1996        1995
      --------------     --------------     ------------     ------------     -------------     ------------     -------     -------

          62,925,567         68,096,606        8,409,095        7,225,150        27,475,535       22,809,795         5           0
           2,770,933          2,623,005          462,235          346,377           862,068                0         5           0
         (33,441,506)       (38,317,625)      (1,042,298)        (770,753)      (29,739,842)      (5,180,432)       (1)          0
      --------------     --------------     ------------     ------------     -------------     ------------       ---         ---
          32,254,994         32,401,986        7,829,032        6,800,774        (1,402,239)      17,629,363         9           0
      --------------     --------------     ------------     ------------     -------------     ------------       ---         ---
      --------------     --------------     ------------     ------------     -------------     ------------       ---         ---
      $1,293,010,856     $1,251,776,887     $172,408,895     $131,585,072     $ 252,768,775     $200,565,875       $50         $ 0
          53,202,204         48,487,109        8,824,068        6,385,868         7,560,332                0        41           0
        (687,911,641)      (701,310,424)     (21,221,219)     (14,287,779)     (268,976,982)     (44,871,674)       (6)          0
      --------------     --------------     ------------     ------------     -------------     ------------       ---         ---
      $  658,301,419     $  598,953,572     $160,011,744     $123,683,161     $  (8,647,875)    $155,694,201       $85         $ 0
      --------------     --------------     ------------     ------------     -------------     ------------       ---         ---
      --------------     --------------     ------------     ------------     -------------     ------------       ---         ---


WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS (CONT'D)

                                              EMERGING MARKETS FUND
                                COMMON SHARES                      ADVISOR SHARES
                        ------------------------------     ------------------------------
                                            FOR THE                            FOR THE
                                            PERIOD                             PERIOD
                                         DECEMBER 30,                       DECEMBER 30,
                                             1994                               1994
                                         (COMMENCEMENT                      (COMMENCEMENT
                                              OF                                 OF
                          FOR THE         OPERATIONS)        FOR THE         OPERATIONS)
                         YEAR ENDED         THROUGH         YEAR ENDED         THROUGH
                        OCTOBER 31,       OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
                            1996             1995              1996             1995
                        ------------     -------------     ------------     -------------

Shares sold               24,216,832          694,008          12,119              22
Shares issued to
 shareholders on
 reinvestment of
 dividends                    17,172            1,267               1               0
Shares redeemed           (6,918,123)        (104,480)             (1)              0
                        ------------     -------------         ------              --
Net increase
 (decrease) in
 shares
 outstanding              17,315,881          590,795          12,119              22
                        ------------     -------------         ------              --
                        ------------     -------------         ------              --
Proceeds from sale
 of shares              $309,055,609      $ 7,753,651        $151,302           $ 257
Reinvested dividends         191,472           13,802              14               0
Net asset value of
 shares redeemed         (87,855,453)      (1,191,160)             (6)              0
                        ------------     -------------         ------              --
Net increase
 (decrease) from
 capital share
 transactions           $221,391,628      $ 6,576,293        $151,310           $ 257
                        ------------     -------------         ------              --
                        ------------     -------------         ------              --

                                       POST-VENTURE CAPITAL FUND
                            COMMON SHARES                    ADVISOR SHARES
                    -----------------------------     -----------------------------
                                       FOR THE                           FOR THE
                                       PERIOD                            PERIOD
                                    SEPTEMBER 29,                     SEPTEMBER 29,
                                        1995                              1995
                                    (COMMENCEMENT                     (COMMENCEMENT
                                         OF                                OF
                      FOR THE        OPERATIONS)        FOR THE        OPERATIONS)
                     YEAR ENDED        THROUGH        YEAR ENDED         THROUGH
                    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                        1996            1995             1996             1995
                    ------------    -------------     -----------     -------------
Shares sold           15,683,612         273,510          13,545             19
Shares issued to
 shareholders on
 reinvestment of
 dividends                     0               0               0              0
Shares redeemed       (5,665,702)           (473)           (846)             0
                    ------------    -------------     -----------            --
Net increase
 (decrease) in
 shares
 outstanding          10,017,910         273,037          12,699             19
                    ------------    -------------     -----------            --
                    ------------    -------------     -----------            --
Proceeds from sale
 of shares          $249,017,481     $ 2,792,203       $ 227,722          $ 200
Reinvested dividends           0               0               0              0
Net asset value of
 shares redeemed     (90,369,709)         (4,887)        (14,986)             0
                    ------------    -------------     -----------            --
Net increase
 (decrease) from
 capital share
 transactions       $158,647,772     $ 2,787,316       $ 212,736          $ 200
                    ------------    -------------     -----------            --
                    ------------    -------------     -----------            --

6. NET ASSETS

   Net Assets at October 31, 1996, consisted of the following:

                            CAPITAL        EMERGING     INTERNATIONAL
                          APPRECIATION      GROWTH          EQUITY       JAPAN OTC
                              FUND           FUND            FUND           FUND
                          ------------  --------------  --------------  ------------

Capital contributed, net  $319,188,335  $1,204,074,928  $3,089,320,596  $166,971,738
Accumulated net
 investment income           1,645,742               0      67,301,533             0
Accumulated net realized
 gain (loss) from
 security transactions      45,742,900        (835,533)     60,978,507     1,011,429
Net unrealized
 appreciation
 (depreciation) from
 investments and foreign
 currency related items     64,570,042     264,140,717     168,317,557   (13,521,913)
                          ------------  --------------  --------------  ------------
Net assets                $431,147,019  $1,467,380,112  $3,385,918,193  $154,461,254
                          ------------  --------------  --------------  ------------
                          ------------  --------------  --------------  ------------


                           EMERGING
                           MARKETS
                             FUND
                         ------------
Capital contributed, net $228,220,488
Accumulated net
 investment income            183,857
Accumulated net realized
 gain (loss) from
 security transactions        797,347
Net unrealized
 appreciation
 (depreciation) from
 investments and foreign
 currency related items   (10,631,345)
                         ------------
Net assets               $218,570,347
                         ------------
                         ------------

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

                              JAPAN GROWTH FUND                 SMALL COMPANY VALUE FUND          GLOBAL POST-VENTURE CAPITAL FUND
                       COMMON SHARES     ADVISOR SHARES     COMMON SHARES     ADVISOR SHARES     COMMON SHARES     ADVISOR SHARES
                       -------------     --------------     -------------     --------------     -------------     --------------
                       FOR THE PERIOD DECEMBER 29, 1995     FOR THE PERIOD DECEMBER 29, 1995     FOR THE PERIOD SEPTEMBER 30, 1966
                         (COMMENCEMENT OF OPERATIONS)         (COMMENCEMENT OF OPERATIONS)         (COMMENCEMENT OF OPERATIONS)
                           THROUGH OCTOBER 31, 1996             THROUGH OCTOBER 31, 1996             THROUGH OCTOBER 31, 1996
                       --------------------------------     --------------------------------     --------------------------------

                          3,251,155             20             6,643,221             228              295,856              557

                                  0              0                     0               0                    0                0
                         (1,215,308)            (1)             (808,794)             (1)                (698)               0
                       ------------           ----          ------------          ------          -----------           ------

                          2,035,847             19             5,834,427             227              295,158              557
                       ------------           ----          ------------          ------          -----------           ------
                       ------------           ----          ------------          ------          -----------           ------

                       $ 33,728,191           $200          $ 85,546,767          $3,200          $ 2,966,681           $5,607

                                  0              0                     0               0                    0               0

                        (12,660,992)            (5)          (10,985,928)             (5)              (6,824)              0
                       ------------           ----          ------------          ------          -----------          ------

                       $ 21,067,199           $195          $ 74,560,839          $3,195          $ 2,959,857          $5,607
                       ------------           ----          ------------          ------          -----------          ------
                       ------------           ----          ------------          ------          -----------          ------

                                                                                GLOBAL
                            POST-VENTURE                    SMALL COMPANY    POST-VENTURE
                              CAPITAL       JAPAN GROWTH        VALUE          CAPITAL
                                FUND            FUND            FUND             FUND
                            ------------    ------------    -------------    ------------
                            $160,603,404    $21,167,395      $74,664,034      $3,064,642
                                       0        258,949                0               0
                              (9,994,031)      (105,168)       1,229,542         (15,394)
                              14,675,945     (1,162,727)       8,156,391         (35,333)
                            ------------    -----------      -----------      ----------
                            $165,285,318    $20,158,449      $84,049,967      $3,013,915
                            ------------    -----------      -----------      ----------
                            ------------    -----------      -----------      ----------

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

7. CAPITAL LOSS CARRYOVER

   At October 31, 1996, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                                            CAPITAL LOSS CARRYOVER
                                                                  EXPIRING IN
                                                            -----------------------     TOTAL CAPITAL
                          FUND                               2003           2004        LOSS CARRYOVER
--------------------------------------------------------    -------      ----------     --------------

Post-Venture Capital                                        $26,884      $9,159,962        $9,186,846
Japan Growth                                                      0          86,053           86,053
Global Post-Venture Capital                                       0          15,394           15,394

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS

   Each Fund currently offers one other class of shares, Advisor Shares, representing equal prorata interests in each of the respective Warburg Pincus Equity Funds. The financial highlights for an Advisor Share of each Fund are as follows:

                                                                   CAPITAL APPRECIATION FUND
                                                        -----------------------------------------------
                                                                        ADVISOR SHARES
                                                        -----------------------------------------------
                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                        -----------------------------------------------
                                                         1996       1995      1994      1993      1992
                                                        -------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF YEAR                      $ 16.26    $14.22    $15.28    $13.28    $12.16
                                                        -------    ------    ------    ------    ------
Income from Investment Operations:
Net Investment Income (Loss)                                .02       .00      (.08)      .00      (.01)
Net Gain on Securities (both realized and unrealized)      3.49      3.02       .23      2.76      1.20
                                                        -------    ------    ------    ------    ------
   Total from Investment Operations                        3.51      3.02       .15      2.76      1.19
                                                        -------    ------    ------    ------    ------
Less Distributions:
Dividends from Net Investment Income                        .00       .00      (.02)      .00      (.02)
Distributions from Capital Gains                          (2.04)     (.98)    (1.19)     (.76)     (.05)
                                                        -------    ------    ------    ------    ------
   Total Distributions                                    (2.04)     (.98)    (1.21)     (.76)     (.07)
                                                        -------    ------    ------    ------    ------
NET ASSET VALUE, END OF YEAR                            $ 17.73    $16.26    $14.22    $15.28    $13.28
                                                        -------    ------    ------    ------    ------
                                                        -------    ------    ------    ------    ------
Total Return                                              24.15%    23.41%     1.23%    21.64%     9.83%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s)                          $23,440    $11,594   $8,169    $10,437   $1,655
Ratios to average daily net assets:
   Operating expenses                                     1.53%      1.62%     1.55%     1.51%     1.56%
   Net investment income (loss)                            .09%      (.18%)    (.24%)    (.25%)    (.11%)
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                          .00%      .00%      .01%      .00%      .01%
Portfolio Turnover Rate                                  170.69%   146.09%    51.87%    48.26%    55.83%
Average Commission Rate #                                $.0595        --        --        --        --

--------------------------------------------------------------------------------
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

TAX STATUS OF 1996 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                 $ .87
Long-term capital gain           1.17

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 29.58%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                     EMERGING GROWTH FUND
                                                      --------------------------------------------------
                                                                        ADVISOR SHARES
                                                      --------------------------------------------------
                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                      --------------------------------------------------
                                                       1996       1995       1994       1993       1992
                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR                    $29.38     $22.05     $23.51     $18.19     $16.99
                                                      ------     ------     ------     ------     ------
   Income from Investment Operations:
   Net Investment Loss                                  (.09)      (.09)      (.08)      (.08)      (.06)
   Net Gain (Loss) on Securities (both realized
     and
     unrealized)                                        4.45       7.42       (.02)      5.77       1.62
                                                      ------     ------     ------     ------     ------
       Total from Investment Operations                 4.36       7.33       (.10)      5.69       1.56
                                                      ------     ------     ------     ------     ------
   Less Distributions:
   Dividends from Net Investment Income                  .00        .00        .00        .00        .00
   Distributions from Capital Gains                    (1.75)       .00      (1.36)      (.37)      (.36)
                                                      ------     ------     ------     ------     ------
       Total Distributions                             (1.75)       .00      (1.36)      (.37)      (.36)
                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR                          $31.99     $29.38     $22.05     $23.51     $18.19
                                                      ------     ------     ------     ------     ------
                                                      ------     ------     ------     ------     ------
Total Return                                           15.69%     33.24%      (.29%)    31.67%      9.02%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s)                        $362,696   $167,225   $64,009    $26,029    $5,398

Ratios to average daily net assets:
   Operating expenses                                   1.69%      1.76%      1.72%      1.73%      1.74%
   Net investment loss                                 (1.05%)    (1.08%)    (1.08%)    (1.09%)     (.87%)
   Decrease reflected in above operating expense
     ratios due
     to waivers/reimbursements                           .00%       .00%       .04%       .00%       .06%
Portfolio Turnover Rate                                65.77%     84.82%     60.38%     68.35%     63.38%
Average Commission Rate #                             $.0567         --         --         --         --

--------------------------------------------------------------------------------

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

TAX STATUS OF 1996 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                  $.38
Long-term capital gain           1.37

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 25.21%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                  INTERNATIONAL EQUITY FUND
                                                      --------------------------------------------------
                                                                        ADVISOR SHARES
                                                      --------------------------------------------------
                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                      --------------------------------------------------
                                                       1996       1995       1994       1993       1992
                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR                    $19.16     $20.38     $16.91     $12.20     $13.66
                                                      ------     ------     ------     ------     ------
   Income from Investment Operations:
   Net Investment Income (Loss)                          .18        .03        .16       (.01)       .13
   Net Gain (Loss) on Securities and Foreign
     Currency
     Related Items (both realized and unrealized)       1.68       (.67)      3.35       4.86      (1.32)
                                                      ------     ------     ------     ------     ------
       Total from Investment Operations                 1.86       (.64)      3.51       4.85      (1.19)
                                                      ------     ------     ------     ------     ------
   Less Distributions:
   Dividends from Net Investment Income                 (.52)      (.05)       .00       (.01)      (.12)
   Distributions from Capital Gains                      .00       (.53)      (.04)      (.13)      (.15)
                                                      ------     ------     ------     ------     ------
       Total Distributions                              (.52)      (.58)      (.04)      (.14)      (.27)
                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR                          $20.50     $19.16     $20.38     $16.91     $12.20
                                                      ------     ------     ------     ------     ------
                                                      ------     ------     ------     ------     ------
Total Return                                            9.89%     (3.04%)    20.77%     40.06%     (8.86%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s)                      $500,465   $317,736   $199,404    $44,244     $1,472

Ratios to average daily net assets:
   Operating expenses                                   1.80%      1.89%      1.94%      2.00%      2.00%
   Net investment income (loss)                          .18%       .20%      (.29%)     (.36%)      .54%
   Decrease reflected in above operating expense
     ratios due
     to waivers/reimbursements                           .01%       .00%       .00%       .00%       .07%
Portfolio Turnover Rate                                32.49%     32.49%     17.02%     22.60%     53.29%
Average Commission Rate #                             $.0170         --         --         --         --

--------------------------------------------------------------------------------

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

TAX STATUS OF 1996 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                  $.52

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                    JAPAN OTC FUND
                                             ------------------------------------------------------------
                                                                    ADVISOR SHARES
                                             ------------------------------------------------------------
                                                                                         FOR THE PERIOD
                                                                                       SEPTEMBER 30, 1994
                                                                                        (COMMENCEMENT OF
                                                FOR THE YEAR ENDED OCTOBER 31,            OPERATIONS)
                                             ------------------------------------           THROUGH
                                                  1996                 1995             OCTOBER 31, 1994
                                             --------------      ----------------      ------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $9.08                $9.85                 $10.00
                                                  -----                -----                  -----
   Income from Investment Operations:
   Net Investment Loss                             (.13)                (.02)                   .00
   Net Loss on Securities and Foreign
     Currency Related Items (both
     realized and unrealized)                      (.14)                (.75)                  (.15)
                                                  -----                -----                  -----
       Total from Investment Operations            (.27)                (.77)                  (.15)
                                                  -----                -----                  -----
   Less Distributions:
   Dividends from Net Investment Income            (.36)                 .00                    .00
   Distributions from Capital Gains                 .00                  .00                    .00
                                                  -----                -----                  -----
       Total Distributions                         (.36)                 .00                    .00
                                                  -----                -----                  -----
NET ASSET VALUE, END OF PERIOD                   $ 8.45               $ 9.08                 $ 9.85
                                                  -----                -----                  -----
                                                  -----                -----                  -----
Total Return                                      (3.17%)              (7.82%)                (1.50%)`D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                     $1                   $1                     $1

Ratios to average daily net assets:
   Operating expenses                              2.00%                1.31%                  1.18%*
   Net investment income (loss)                   (1.57%)               (.19%)                  .12%*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                         .29%                1.83%                  4.74%*
Portfolio Turnover Rate                           95.23%               82.98%                   .00%
Average Commission Rate #                        $.0968                   --                     --

--------------------------------------------------------------------------------

`D' Non-annualized
* Annualized
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

TAX STATUS OF 1996 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                  $.36

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

8. Other Financial Highlights (cont'd)

                                                                     EMERGING MARKETS FUND
                                                            ----------------------------------------
                                                                         ADVISOR SHARES
                                                            ----------------------------------------
                                                                                  DECEMBER 30, 1994
                                                                FOR THE           (COMMENCEMENT OF
                                                               YEAR ENDED        OPERATIONS) THROUGH
                                                            OCTOBER 31, 1996      OCTOBER 31, 1995
                                                            ----------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.30                $ 10.00
                                                                  -----                  -----
   Income from Investment Operations:
   Net Investment Income (Loss)                                    (.08)                   .14
   Net Gain on Securities and Foreign Currency Related
     Items
     (both realized and unrealized)                                1.11                   1.19
                                                                  -----                  -----
       Total from Investment Operations                            1.03                   1.33
                                                                  -----                  -----
   Less Distributions:
   Dividends from Net Investment Income                            (.05)                  (.03)
   Distributions from Capital Gains                                (.07)                   .00
                                                                  -----                  -----
       Total Distributions                                         (.12)                  (.03)
                                                                  -----                  -----
NET ASSET VALUE, END OF PERIOD                                   $12.21                $ 11.30
                                                                  -----                  -----
                                                                  -----                  -----
Total Return                                                       9.20%                 13.29%`D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                   $149                     $1

Ratios to average daily net assets:
   Operating expenses                                              1.90%                  1.22%*
   Net investment income (loss)                                    (.57%)                 1.76%*
   Decrease reflected in above operating expense ratios
     due to
     waivers/reimbursements                                         .65%                 16.36%*
Portfolio Turnover Rate                                           61.84%                 57.76%`D'
Average Commission Rate #                                        $.0135                     --

--------------------------------------------------------------------------------

`D' Non-annualized
* Annualized
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

TAX STATUS OF 1996 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                  $.12

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                  POST-VENTURE CAPITAL FUND
                                                           ---------------------------------------
                                                                       ADVISOR SHARES
                                                           ---------------------------------------
                                                                                  FOR THE PERIOD
                                                                                SEPTEMBER 29, 1995
                                                                                 (COMMENCEMENT OF
                                                               FOR THE             OPERATIONS)
                                                              YEAR ENDED             THROUGH
                                                           OCTOBER 31, 1996      OCTOBER 31, 1995
                                                           ----------------     ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.68                $10.00
                                                                 -----                 -----
   Income from Investment Operations:
   Net Investment Loss                                            (.05)                  .00
   Net Gain on Securities and Foreign Currency Related
     Items both (realized and unrealized)                         5.30                   .68
                                                                 -----                 -----
       Total from Investment Operations                           5.25                   .68
                                                                 -----                 -----
   Less Distributions:
   Dividends from Net Investment Income                            .00                   .00
   Distributions from Capital Gains                                .00                   .00
                                                                 -----                 -----
       Total Distributions                                         .00                   .00
                                                                 -----                 -----
NET ASSET VALUE, END OF PERIOD                                  $15.93                $10.68
                                                                 -----                 -----
                                                                 -----                 -----
Total Return                                                     49.16%                 6.80%`D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                  $204                    $1

Ratios to average daily net assets:
   Operating expenses                                             1.90%                 2.15%*
   Net investment income (loss)                                  (1.41%)                 .09%*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                                 .75%                 9.25%*
Portfolio Turnover Rate                                         168.46%                16.90%`D'
Average Commission Rate #                                       $.0529                    --

--------------------------------------------------------------------------------

`D' Non-annualized
* Annualized
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                            JAPAN GROWTH FUND
                                                                           -------------------
                                                                             ADVISOR SHARES
                                                                           -------------------
                                                                            DECEMBER 29, 1995
                                                                            (COMMENCEMENT OF
                                                                           OPERATIONS) THROUGH
                                                                            OCTOBER 31, 1996
                                                                           -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                   -----
   Income from Investment Operations:
   Net Investment Loss                                                              (.09)
   Net Loss on Securities and Foreign Currency Related Items (both
     realized and unrealized)                                                       (.08)
                                                                                   -----
       Total from Investment Operations                                             (.17)
                                                                                   -----
   Less Distributions:
   Dividends from Net Investment Income                                              .00
   Distributions from Capital Gains                                                  .00
                                                                                   -----
       Total Distributions                                                           .00
                                                                                   -----
NET ASSET VALUE, END OF PERIOD                                                   $  9.83
                                                                                   -----
                                                                                   -----
Total Return                                                                       (1.70%)`D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                      $1

Ratios to average daily net assets:
   Operating expenses                                                               2.00%*
   Net investment loss                                                             (1.08%)*
   Decrease reflected in above operating expense ratio due to
     waivers/reimbursements                                                         3.43%*
Portfolio Turnover Rate                                                            51.72%`D'
Average Commission Rate #                                                         $.0717

--------------------------------------------------------------------------------

`D' Non-annualized
* Annualized
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                     SMALL COMPANY VALUE FUND
                                                                     ------------------------
                                                                          ADVISOR SHARES
                                                                     ------------------------
                                                                        DECEMBER 29, 1995
                                                                         (COMMENCEMENT OF
                                                                       OPERATIONS) THROUGH
                                                                         OCTOBER 31, 1996
                                                                     ------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $10.00
                                                                               -----
   Income from Investment Operations:
   Net Investment Loss                                                          (.02)
   Net Gain on Securities (both realized and unrealized)                        4.48
                                                                               -----
       Total from Investment Operations                                         4.46
                                                                               -----
   Less Distributions:
   Dividends from Net Investment Income                                          .00
   Distributions from Capital Gains                                              .00
                                                                               -----
       Total Distributions                                                       .00
                                                                               -----
NET ASSET VALUE, END OF PERIOD                                                $14.46
                                                                               -----
                                                                               -----
Total Return                                                                   44.60%`D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                  $5

Ratios to average daily net assets:
   Operating expenses                                                           1.97%*
   Net investment loss                                                          (.52%)*
   Decrease reflected in above operating expense ratio due to
     waivers/reimbursements                                                     1.46%*
Portfolio Turnover Rate                                                        43.14%`D'
Average Commission Rate #                                                     $.0570

--------------------------------------------------------------------------------

`D' Non-annualized
* Annualized
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1996
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                  GLOBAL-POST VENTURE CAPITAL FUND
                                                                  --------------------------------
                                                                           ADVISOR SHARES
                                                                  --------------------------------
                                                                         SEPTEMBER 30, 1996
                                                                          (COMMENCEMENT OF
                                                                        OPERATIONS) THROUGH
                                                                          OCTOBER 31, 1996
                                                                  --------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.00
                                                                                -----
   Income from Investment Operations:
   Net Investment Income                                                          .00
   Net Loss on Securities and Foreign Currecy Related Items
     (both realized and unrealized)                                              (.15)
                                                                                -----
       Total from Investment Operations                                          (.15)
                                                                                -----
   Less Distributions:
   Dividends from Net Investment Income                                           .00
   Distributions from Capital Gains                                               .00
                                                                                -----
       Total Distributions
NET ASSET VALUE, END OF PERIOD                                                 $ 9.85
                                                                                -----
                                                                                -----
Total Return                                                                    (1.50%)`D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                   $6

Ratios to average daily net assets:
   Operating expenses                                                            1.90%*
   Net investment loss                                                           (.78%)*
   Decrease reflected in above operating expense ratio due to
     waivers/reimbursements                                                     22.23%*
Portfolio Turnover Rate                                                          5.85%`D'
Average Commission Rate #                                                      $.0323

--------------------------------------------------------------------------------

`D' Non-annualized
* Annualized
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

WARBURG PINCUS EQUITY FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Boards of Directors, Trustees and Shareholders of
WARBURG PINCUS EQUITY FUNDS

We have audited the accompanying statements of net assets of Warburg Pincus Capital Appreciation Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus International Equity Fund, Warburg Pincus Emerging Markets Fund, Warburg Pincus Post-Venture Capital Fund, Warburg Pincus Japan Growth Fund, Warburg Pincus Small Company Value Fund, Warburg Pincus Global Post-Venture Capital Fund and the accompanying statement of assets and liabilities and the schedule of investments of Warburg Pincus Japan OTC Fund (all Funds collectively referred to as the 'Warburg Pincus Equity Funds') as of October 31, 1996, and the related statements of operations for the year (or periods) then ended, the related statements of changes in net assets for each of the two years (or periods) in the period then ended and the financial highlights for each of the four years (or periods) in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of each of the Warburg Pincus Equity Funds for the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Equity Funds as of October 31, 1996, and the results of their operations for the year (or periods) then ended, and the changes in their net assets for each of the two years (or periods) in the period then ended and the financial highlights for each of the four years (or periods) in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, PA
December 18, 1996

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
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                                     [Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                            800-WARBURG (800-927-2874)

          COUNSELLORS SECURITIES INC., DISTRIBUTOR        WPEQF-2-1096


                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as `D'
The division sign shall be expressed as [div]